SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Fidelity Aberdeen Street Trust

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Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be held on October 28, 2016

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.proxyvote.com/proxy.

FIDELITY ABERDEEN STREET TRUST

245 Summer Street, Boston, Massachusetts 02210

See Appendix A for contact information.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of the above-named trust (the trust) will be held at an office of the trust, 245 Summer Street, Boston, Massachusetts 02210 (at the corner of Summer Street and Dorchester Avenue, next to Boston’s South Station) on October 28, 2016, at 8:30 a.m. Eastern Time (ET). Appendix B contains a list of the funds in the trust (the funds).

The purpose of the Meeting is to consider and act upon the following proposal for the trust, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1.	To elect a Board of Trustees.

2.	To approve an amended and restated management contract between each fund, except each Fidelity Freedom® Index Fund and Fidelity® Four-in-One Index Fund, and FMR Co., Inc. (FMRC).

3.	For Fidelity Freedom® Index 2030 Fund, a shareholder proposal requesting that the Board of Trustees institute procedures to prevent holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.

The Board of Trustees has fixed the close of business on August 29, 2016 as the record date for the determination of the shareholders entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,

MARC R. BRYANT
Secretary

August 29, 2016

Your vote is important – please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Shareholders arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. Fidelity reserves the right to inspect any persons or items prior to admission to the Meeting.

Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

1.	Individual Accounts: Your name should be signed exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.	All other accounts should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	ABC Corp.	John Smith, Treasurer
	2)	ABC Corp.	John Smith, Treasurer
		c/o John Smith, Treasurer
B.	1)	ABC Corp. Profit Sharing Plan	Ann B. Collins, Trustee
	2)	ABC Trust	Ann B. Collins, Trustee
	3)	Ann B. Collins, Trustee	Ann B. Collins, Trustee
		u/t/d 12/28/78
C.	1)	Anthony B. Craft, Cust.	Anthony B. Craft
		f/b/o Anthony B. Craft, Jr.
		UGMA

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE

OR THROUGH THE INTERNET

1.	Read the proxy statement, and have your proxy card or notice handy.

2.	Call the toll-free number or visit the web site indicated on your proxy card.

3.	Enter the number found in the box on the front of your proxy card.

4.	Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF

FIDELITY ABERDEEN STREET TRUST

TO BE HELD ON OCTOBER 28, 2016

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity Aberdeen Street Trust (the trust) to be used at the Special Meeting of Shareholders and at any adjournments thereof (the Meeting), to be held on October 28, 2016 at 8:30 a.m. Eastern Time (ET) at 245 Summer Street, Boston, Massachusetts 02210.

The following table summarizes the proposals applicable to each fund:

Proposal #	Proposal Description	Applicable Fund(s)	Page

1.	To elect as Trustees the nominees presented in Proposal 1.	All funds.

2.	To approve an amended and restated management contract between each fund and FMR Co., Inc. (FMRC).	All funds except each Fidelity Freedom® Index Fund and Fidelity Four-in-One Index Fund.

3.	A shareholder proposal requesting that the Board of Trustees institute procedures to prevent holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.	Fidelity Freedom® Index 2030 Fund.

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about August 29, 2016. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. (D.F. King) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds in the trust. The funds may also arrange to have votes recorded by telephone. D.F. King may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is detailed in Appendix C.

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the internet may be revoked at any time before they are voted at the Meeting.

Appendix B lists each fund’s investment adviser and administrator and their principal business address, as well as each fund’s auditor and fiscal year end. The principal business address of Fidelity Distributors Corporation (FDC), each fund’s principal underwriter and distribution agent, is 100 Salem Street, Smithfield, Rhode Island 02917.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by the administrator or its affiliates, as listed in Appendix B. The administrator or its affiliates will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust’s receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

With respect to fund shares held in Fidelity individual retirement accounts (including Traditional, Rollover, SEP, SARSEP, Roth and SIMPLE IRAs), the IRA Custodian will vote those shares for which it has received instructions from shareholders only in accordance with such instructions. If Fidelity IRA shareholders do not vote their shares, the IRA Custodian will vote their shares for them, in the same proportion as other Fidelity IRA shareholders have voted.

One-third of the trust’s outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Please visit www.fidelity.com/proxies to determine the status of this scheduled Meeting.

Information regarding the number of shares of each fund and class, if applicable, of the trust issued and outstanding is provided in Appendix D.

Information regarding record and/or beneficial ownership of each fund and class, as applicable, is included in Appendix E.

Certain shares are registered to Fidelity Management & Research Company (FMR) or an FMR affiliate. To the extent that FMR or an FMR affiliate has discretion to vote, these shares will be voted at the Meeting FOR each proposal. Otherwise, these shares will be voted in accordance with the plan or agreement governing the shares. Although the terms of the plans and agreements vary, generally the shares must be voted either (i) in accordance with instructions received from shareholders or (ii) in accordance with instructions received from shareholders and, for shareholders who do not vote, in the same proportion as certain other shareholders have voted.

Shareholders of record at the close of business on August 29, 2016 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each dollar of net asset value held on that date, with fractional dollar amounts entitled to a proportional fractional vote.

For a free copy of each fund’s annual and/or semiannual reports, if available, call the applicable contact number noted in Appendix A, visit Fidelity’s web sites at www.fidelity.com, institutional.fidelity.com, or www.401k.com, as applicable, or write to FDC at 100 Salem Street, Smithfield, Rhode Island 02917.

VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares voted in person or by proxy. Approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of the appropriate fund. Under the Investment Company Act of 1940 (1940 Act), the vote of a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. Approval of Proposal 3 requires the affirmative vote of a majority of the shares voted in person or by proxy of the appropriate fund. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect. With respect to Proposals 2 and 3, votes to ABSTAIN and broker non-votes will have the same effect as votes casted against the proposal.

PROPOSAL 1

TO ELECT A BOARD OF TRUSTEES

The purpose of this proposal is to elect a Board of Trustees. All nominees are currently Trustees or Advisory Board Members of the trust. Appendix F lists the length of service of each nominee with respect to the trust. Certain nominees were previously elected by shareholders to serve as Trustees, while other nominees were initially appointed by the Trustees and have not yet been elected by shareholders. An Independent Trustee recommended Mark A. Murray, and an executive officer of Fidelity Investments recommended Jennifer Toolin McAuliffe.

Except for Mr. Murray and Ms. McAuliffe, each of the nominees oversees 244 funds. Mr. Murray and Ms. McAuliffe oversee 191 funds. If elected, each Trustee will oversee 244 funds.

The nominees you are being asked to elect as Trustees of the funds are as follows:

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that is an interested person (as defined in the 1940 Act) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience**

Abigail P. Johnson (1961)

Chairman of the Board of Trustees (since 2014)

Ms. Johnson also serves as Trustee of other Fidelity funds. Ms. Johnson serves as President (2013-present) and Chief Executive Officer (2014-present) of FMR LLC (diversified financial services company), President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (investment adviser firm, 2011-present), Chairman and Director of FMR (investment adviser firm, 2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc. (investment adviser firm), and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

Jennifer Toolin McAuliffe (1959)

Ms. McAuliffe also serves as Trustee of other Fidelity funds. Ms. McAuliffe previously served as Co-Head of Fixed Income of Fidelity Investments Limited (now known as FIL Limited (FIL)) (diversified financial services company). Earlier roles at FIL included Director of Research for FIL’s credit and quantitative teams in London, Hong Kong and Tokyo. Ms. McAuliffe also was the Director of Research for taxable and municipal bonds at Fidelity Investments Money Management, Inc. Ms. McAuliffe is also a director or trustee of several not-for-profit entities.

*	Nominees have been determined to be “interested” by virtue of, among other things, her affiliation with the trust or various entities under common control with FMR.
**	The information above includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee’s qualifications to serve as a Trustee, which led to the conclusion that each nominee should serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience**

Elizabeth S. Acton (1951)

Ms. Acton also serves as Trustee of other Fidelity funds. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (2011-2012), Executive Vice President, Chief Financial Officer (2002-2011), and Treasurer (2004-2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present). Previously, Ms. Acton served as a Member of the Advisory Board of certain Fidelity funds (2013-2016).

John Engler (1948)

Mr. Engler also serves as Trustee of other Fidelity funds. He serves as president of the Business Roundtable (2011-present), and on the board of directors for Universal Forest Products (manufacturer and distributor of wood and wood-alternative products, 2003-present) and K12 Inc. (technology-based education company, 2012-present). Previously, Mr. Engler served as a Member of the Advisory Board of certain Fidelity funds (2014-2016), a trustee of The Munder Funds (2003-2014), president and CEO of the National Association of Manufacturers (2004-2011), member of the Board of Trustees of the Annie E. Casey Foundation (2004-2015), and as governor of Michigan (1991-2003). He is a past chairman of the National Governors Association

Albert R. Gamper, Jr. (1942)

Mr. Gamper also serves as Trustee of other Fidelity funds. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), and Member of the Board of Trustees of Barnabas Health Care System (1997-present). Previously, Mr. Gamper served as Chairman (2012-2015) and Vice Chairman (2011-2012) of the Independent Trustees of certain Fidelity funds and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (1951)

Mr. Gartland also serves as Trustee of other Fidelity funds. Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (1947)

Vice Chairman of the Independent Trustees (since 2015)

Mr. Johnson also serves as Trustee of other Fidelity funds. Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation plc (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (1954)

Mr. Kenneally also serves as Trustee of other Fidelity funds. Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management. Before joining Credit Suisse, he was an Executive Vice President and Chief Investment Officer for Bank of America Corporation. Earlier roles at Bank of America included Director of Research, Senior Portfolio Manager and Research Analyst, and Mr. Kenneally was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (1940)

Mr. Keyes also serves as Trustee of other Fidelity funds. Mr. Keyes serves as a member of the Board and Non-Executive Chairman of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002). Previously, Mr. Keyes served as a member of the Board of Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998-2013). Prior to his retirement, Mr. Keyes served as Chairman (1993-2002) and Chief Executive Officer (1988-2002) of Johnson Controls (automotive, building, and energy) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Name, Year of Birth; Principal Occupations and Other Relevant Experience**

Marie L. Knowles (1946)

Chairman of the Independent Trustees (since 2015)

Ms. Knowles also serves as Trustee of other Fidelity funds. Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company (pipeline and tanker operations). Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is a member of the Board of the Santa Catalina Island Company (real estate, 2009-present). Ms. Knowles is a Member of the Investment Company Institute Board of Governors and a Member of the Governing Council of the Independent Directors Council (2014-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California. Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007), URS Corporation (engineering and construction, 2000-2003) and America West (airline, 1999-2002). Ms. Knowles previously served as Vice Chairman of the Independent Trustees of certain Fidelity funds (2012-2015).

Mark A. Murray (1954)

Mr. Murray also serves as Trustee or Member of the Advisory Board of other Fidelity funds. Mr. Murray is Vice Chairman (2013-present) of Meijer, Inc. (regional retail chain). Previously, Mr. Murray served as Co-Chief Executive Officer (2013-2016) and President (2006-2013) of Meijer, Inc. Mr. Murray serves as a member of the Board of Directors and Nuclear Review and Public Policy and Responsibility Committees of DTE Energy Company (diversified energy company, 2009-present) and a member of the Board of Directors and Audit Committee and Chairman of the Nominating and Corporate Governance Committee of Universal Forest Products, Inc. (manufacturer and distributor of wood and wood-alternative products, 2004-present). Mr. Murray also serves as a member of the Board of Directors of Spectrum Health (not-for-profit health system, 2015-present). Mr. Murray previously served as President of Grand Valley State University (2001-2006), Treasurer for the State of Michigan (1999-2001), and Vice President of Finance and Administration for Michigan State University (1998-1999). Mr. Murray is also a director or trustee of many community and professional organizations.

**	The information above includes each nominee’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the nominee’s qualifications to serve as a Trustee, which led to the conclusion that each nominee should serve as a Trustee for each fund.

[As of [June 30, 2016], the nominees, Trustees and officers of the trust and each fund owned, in the aggregate, less than 1% of each fund’s outstanding shares.]

[During the period March 1, 2015 through June 30, 2016, no transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.]

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders’ meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

Appendix F shows the composition of the Board of Trustees of the Trust and the length of service of each Trustee (see Appendix B for a list of each fund’s fiscal year end). During the fiscal years ended February 29, 2016 and March 31, 2016, the Board of Trustees met seven and eight times, respectively. Following the election, it is expected each fund’s Board will include two Interested Trustees and nine Independent Trustees, and will meet at least six times a year at regularly scheduled meetings. For additional information about the committees of the funds’ Trustees, refer to the section entitled “Board Structure and Oversight Function and Standing Committees of the Trust’s Current Trustees.”

The dollar range of equity securities beneficially owned as of [June 30, 2016] by each Trustee in each fund and in all funds in the aggregate within the same fund family overseen or to be overseen by the nominee is included in Appendix G.

Trustee compensation information for each fund of the current Board is included in Appendix H.

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND

STANDING COMMITTEES OF THE TRUST’S CURRENT TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee, respectively. The funds do not hold annual shareholder meetings and therefore do not have a policy with regard to Trustees’ attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Marie L. Knowles serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds’ Board oversees Fidelity’s investment-grade bond, money market, asset allocation and certain equity funds, and other Boards oversee Fidelity’s high income, sector and other equity funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds’ activities and associated risks. The Board, acting through its committees, has charged the adviser and FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds’ business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through the adviser, FMR and its affiliates, and other service providers, the funds’ exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board’s committees has responsibility for overseeing different aspects of the funds’ activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board’s oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under Securities and Exchange Commission (SEC) regulations for money market funds. Appropriate personnel, including but not limited to the funds’ Chief Compliance Officer (CCO), FMR’s internal auditor, the independent accountants, the funds’ Treasurer and portfolio management personnel, make periodic reports to the Board’s committees, as appropriate, including an annual review of Fidelity’s risk management program for the Fidelity funds.

The Board of Trustees has established various committees to support the Independent Trustees in acting independently in pursuing the best interests of the funds and their shareholders. Currently, the Board of Trustees has four standing committees. The members of each committee are Independent Trustees.

The Operations Committee is composed of all of the Independent Trustees, with Ms. Knowles currently serving as Chair. The committee normally meets at least six times a year, or more frequently as called by the Chair, and serves as a forum for consideration of issues of importance to, or calling for particular determinations by, the Independent Trustees. The committee considers matters involving potential conflicts of interest between the funds and the adviser and between the funds and FMR and its affiliates and reviews proposed contracts and the proposed continuation of contracts between the funds and the adviser and between the funds and FMR and its affiliates, and annually reviews and makes recommendations regarding contracts with third parties unaffiliated with the adviser or FMR, including insurance coverage and custody agreements. The committee has oversight of compliance issues not specifically within the scope of any other committee. These matters include, but are not limited to, significant non-conformance with contract requirements and other significant regulatory matters and recommending to the Board of Trustees the designation of a person to serve as the funds’ CCO. The committee (i) serves as the primary point of contact for the CCO with regard to Board-related functions; (ii) oversees the annual performance review of the CCO; (iii) makes recommendations concerning the CCO’s compensation; and (iv) makes recommendations as needed in respect of the removal of the CCO. The committee is also responsible for definitive action on all compliance matters involving the potential for significant reimbursement by FMR. During the fiscal years ended February 29, 2016 and March 31, 2016, the committee held 11 and 12 meetings, respectively.

The Audit Committee is composed of all of the Independent Trustees, with Ms. Acton currently serving as Chair. At least one committee member will be an “audit committee financial expert” as defined by the SEC. The committee normally meets four times a year, or more frequently as called by the Chair or a majority of committee members. The committee meets separately, at least annually, with the funds’ Treasurer, with the funds’ Chief Financial Officer, with personnel responsible for the internal audit function of FMR LLC, with the funds’ outside auditors, and with the funds’ CCO. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the funds. The committee assists the Trustees in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the funds and the funds’ service providers (to the extent such controls impact the funds’ financial statements); (ii) the funds’ auditors and the annual audits of the funds’ financial statements; (iii) the financial reporting processes of the funds; (iv) whistleblower reports; and (v) the accounting policies and disclosures of the funds. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for any fund, and (ii) the provision by any outside auditor of certain non-audit services to fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It is responsible for approving all audit engagement fees and terms for the funds and for resolving disagreements between a fund and any outside auditor regarding any fund’s financial reporting. Auditors of the funds report directly to the committee. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the funds and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will receive reports of compliance with provisions of the auditor independence regulations relating to the hiring of employees or former employees of the outside auditors. It oversees and receives reports on the funds’ service providers’ internal controls and reviews the adequacy and effectiveness of the service providers’ accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal controls over financial reporting that are reasonably likely to adversely affect the funds’ ability to record, process, summarize, and report financial data; (ii) any change in the fund’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the fund’s internal control over financial reporting; and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the funds’ or service providers internal controls over financial reporting. The committee will also review any correspondence with regulators or governmental agencies or published reports that raise material issues regarding the funds’ financial statements or accounting policies. These matters may also be reviewed by the Operations Committee. The committee reviews at least annually a report from each outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the funds’ financial reporting process from the funds’ Treasurer and outside auditors and will oversee the resolution of any disagreements concerning financial reporting among applicable parties. The committee will discuss with FMR, the funds’ Treasurer, outside auditors and, if appropriate, internal audit personnel of FMR LLC their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the funds. The committee will review with FMR, the funds’ outside auditor, internal audit personnel of FMR LLC and legal counsel, as appropriate, matters related to the audits of the funds’ financial statements. The committee will discuss regularly and oversee the review of the internal controls of the funds and their service providers with respect to accounting, financial matters and risk management programs related to the funds. The committee will review periodically the funds’ major internal controls exposures and the steps that have been taken to monitor and control such exposures. During the fiscal years ended February 29, 2016 and March 31, 2016, the committee held five and six meetings, respectively.

The Fair Valuation Committee is composed of all of the Independent Trustees, with Mr. Johnson currently serving as Chair. The Committee normally meets quarterly, or more frequently as called by the Chair. The Fair Valuation Committee reviews and approves annually Fair Value Committee Policies recommended by the FMR Fair Value Committee and oversees particular valuations or fair valuation methodologies employed by the FMR Fair Value Committee as circumstances may require. The Committee also reviews actions taken by the FMR Fair Value Committee. The Committee does not oversee the day-to-day operational aspects of the valuation and calculation of the net asset value of the funds, which have been delegated to the FMR Fair Value Committee and Fidelity Service Company, Inc. (FSC). During the fiscal years ended February 29, 2016 and March 31, 2016, the committee held four and five meetings, respectively.

The Governance and Nominating Committee is composed of Ms. Knowles (Chair) and Messrs. Johnson (Vice Chair) and Kenneally. The committee meets as called by the Chair. With respect to fund governance and board administration matters, the committee periodically reviews procedures of the Board of Trustees and its committees (including committee charters) and periodically reviews compensation of Independent Trustees. The committee monitors corporate governance matters and makes recommendations to the Board of Trustees on the frequency and structure of the Board of Trustee meetings and on any other aspect of Board procedures. It acts as the administrative committee under the retirement plan for Independent Trustees who retired prior to December 30, 1996 and under the fee deferral plan for Independent Trustees. It reviews the performance of legal counsel employed by the funds and the Independent Trustees. On behalf of the Independent Trustees, the committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise. The committee is also responsible for Board administrative matters applicable to Independent Trustees, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events. The committee monitors compliance with, acts as the administrator of, and makes determinations in respect of, the provisions of the code of ethics and any supplemental policies regarding personal securities transactions applicable to the Independent Trustees. The committee monitors the functioning of each Board committee and makes recommendations for any changes, including the creation or elimination of standing or ad hoc Board committees. The committee monitors regulatory and other developments to determine whether to recommend modifications to the committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The committee meets with Independent Trustees at least once a year to discuss matters relating to fund governance. The committee recommends that the Board establish such special or ad hoc Board committees as may be desirable or necessary from time to time in order to address ethical, legal, or other matters that may arise. The committee also oversees the annual self-evaluation of the Board of Trustees and establishes procedures to allow it to exercise this oversight function. In conducting this oversight, the committee shall address all matters that it considers relevant to the performance of the Board of Trustees and shall report the results of its evaluation to the Board of Trustees, including any recommended amendments to the principles of governance, and any recommended changes to the funds’ or the Board of Trustees’ policies, procedures, and structures. The committee reviews periodically the size and composition of the Board of Trustees as a whole and recommends, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise, and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law. The committee makes nominations for the election or appointment of Independent Trustees and non-management Members of any Advisory Board, and for membership on committees. The committee has the authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The committee may conduct or authorize investigations into or studies of matters within the committee’s scope of responsibilities, and may retain, at the funds’ expense, such independent counsel or other advisers as it deems necessary. The committee will consider nominees to the Board of Trustees recommended by shareholders based upon the criteria applied to candidates presented to the committee by a search firm or other source. Recommendations, along with appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the funds, should be submitted to the Chair of the committee at the address maintained for communications with Independent Trustees. If the committee retains a search firm, the Chair will generally forward all such submissions to the search firm for evaluation. With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of the funds within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) with the adviser, any sub-adviser or their affiliates that could create an appearance of lack of independence in respect of the funds; (iv) has the disposition to act independently in respect of the adviser, FMR and their respective affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled Board meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; and (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds’ complex regulatory, operational, and marketing setting. The Governance and Nominating Committee may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Governance and Nominating Committee finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. During the fiscal years ended February 29, 2016 and March 31, 2016, the committee held eight and nine meetings, respectively. A current copy of the Governance and Nominating Committee Charter is available at http://www.fidelity.com and is attached as Appendix I.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRMS

The firm of PricewaterhouseCoopers LLP (PwC) or Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, Deloitte Entities), have been selected as the independent registered public accounting firms for each fund, as indicated in Appendix B. PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, have confirmed to the trust’s Audit Committee that they are the independent registered public accounting firms with respect to the funds.

The independent registered public accounting firms examine annual financial statements for the funds and provide other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC and Deloitte Entities are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the applicable independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds (Fund Service Providers) that relate directly to the operations and financial reporting of the trust (Covered Service) are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee; or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of the trust (Non-Covered Service) are reported to the Audit Committee on a periodic basis.

The trust’s Audit Committee has considered non-audit services that were not pre-approved and that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

Appendix J presents fees billed by PwC and Deloitte Entities in each of the last two fiscal years for services rendered to the funds.

Appendix K presents fees billed by PwC and Deloitte Entities that were required to be approved by the trust’s Audit Committee for services that relate directly to the operations and financial reporting of the funds and that are rendered on behalf of Fund Service Providers.

Appendix L presents the aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds.

There were no non-audit services approved or required to be approved by the trust’s Audit Committee pursuant to the “de minimis” exception during the funds’ last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

OFFICERS OF THE TRUST

The executive officers of the trust include: Marc R. Bryant, Jeffrey S. Christian, Jonathan Davis, Adrien E. Deberghes, Stephanie J. Dorsey, Howard J. Galligan III, Scott C. Goebel, Colm A. Hogan, Chris Maher, John F. Papandrea, Jason P. Pogorelec, Nancy D. Prior, Stacie M. Smith, Renee Stagnone, Linda J. Wondrack, and Derek L. Young. Additional information about the executive officers of the trust can be found in the following table.

The executive officers hold office without limit in time, except that any officer may resign, or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (U.K.) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity’s Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for Alliance-Bernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin’ Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2013

President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2015

Assistant Secretary

Mr. Pogorelec also serves as Assistant Secretary of other funds. Mr. Pogorelec serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).

Nancy D. Prior (1967)

Year of Election or Appointment: 2014

Vice President

Ms. Prior also serves as Vice President of other funds. Ms. Prior serves as a Director of FMR Investment Management (U.K.) Limited (investment adviser firm, 2015-present), President (2016-present) and Director (2014-present) of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm), President, Fixed Income (2014-present), Vice Chairman of FIAM LLC (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Vice President of Fidelity’s Money Market Funds (2012-2014), President, Money Market and Short Duration Bond Group of Fidelity Management & Research (FMR) (investment adviser firm, 2013-2014), President, Money Market Group of FMR (2011-2013), Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of other Fidelity funds (2008-2009).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Linda J. Wondrack (1964)

Year of Election or Appointment: 2016

Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (investment adviser firm, 2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc. (investment adviser firm), Fidelity Investments Money Management, Inc. (investment adviser firm), Fidelity Management & Research (U.K.) Inc. (investment adviser firm), Fidelity Management & Research (Hong Kong) (investment adviser firm), Fidelity Management & Research Company (investment adviser firm), FIAM LLC (investment adviser firm), and Strategic Advisers, Inc. (investment adviser firm), Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Chief Compliance Officer of certain Fidelity® funds (2014-2016) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2012-2016); Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Derek L. Young (1964)

Year of Election or Appointment: 2009

Vice President of Fidelity’s Asset Allocation Funds

Mr. Young also serves as an officer of other funds. He is a Director of Strategic Advisers, Inc. (investment adviser firm, 2011-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2016-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of FIAM LLC (investment adviser firm, 2011-present). Previously, Mr. Young served as Trustee of certain funds (2012-2015), President of Strategic Advisers, Inc. (2011-2015), Chief Investment Officer of GAA (2009-2011), and as a portfolio manager.

The Board of Trustees unanimously recommends that shareholders vote FOR Proposal 1.

PROPOSAL 2

TO APPROVE AN AMENDED AND RESTATED MANAGEMENT CONTRACT FOR EACH FUND, EXCEPT THE FIDELITY FREEDOM INDEX FUNDS AND FIDELITY FOUR-IN-ONE INDEX FUND (FOR PURPOSES OF THIS PROPOSAL 2, EACH, A FREEDOM FUND).

Introduction. The Freedom Funds invest in other mutual funds managed by Fidelity. Shareholders of the Freedom Funds are not charged a management fee for their investments in the Freedom Funds. Instead, shareholders of the Freedom Funds pay fees indirectly through their funds’ holdings in the various underlying funds that are managed by Fidelity.

The current structure of the Freedom Funds leads to fluctuations in fund expenses because the fees that a Freedom Fund shareholder pays indirectly will vary depending on the Freedom Fund’s investments in underlying funds. In an effort to achieve more stable and predictable expenses for Freedom Fund shareholders, Fidelity is proposing a new pricing structure that will reduce the overall expenses that Freedom Fund shareholders pay and provide for less fluctuation in fund expenses. Under the new structure, each Freedom Fund will charge shareholders for all of its operating expenses directly, and most expenses that are currently charged by the underlying funds will be eliminated.

If shareholders of each Freedom Fund approve the new pricing structure, overall expenses for each Freedom Fund will decrease by at least 0.02% per year compared to the Freedom Fund’s overall expenses, which will result in an estimated $49 million aggregate expense reduction for Freedom Fund shareholders, as of March 31, 2016. The new pricing structure would also lead to more stable and predictable total expenses than shareholders experience today. Under the current structure, a Freedom Fund’s decision to sell one underlying fund and buy another can result in shifting expense levels for that Freedom Fund. For example, if, in response to market conditions, Fidelity allocates more of a Freedom Fund’s assets to underlying funds with higher total expenses, a Freedom Fund shareholder’s overall expenses would increase. Under the new structure, most expenses of the underlying funds are eliminated, so investment decisions would generally not affect the overall expenses that Freedom Fund shareholders pay.

To implement this new structure, Fidelity has proposed that Freedom Fund shareholders adopt amended and restated management contracts with FMRC (each a New Advisory Contract, and collectively, the New Advisory Contracts). The Board of Trustees, including the Trustees who are not “interested persons” of the trust or FMR, has approved, and recommends that shareholders of each Freedom Fund approve the New Advisory Contracts with FMRC.

New Advisory Contracts. Each New Advisory Contract adds: (i) a provision establishing the management fee payable by the Freedom Fund; (ii) a provision stating that in the case of initiation or termination of the New Advisory Contract during any month, the fee for that month will be reduced proportionately on the basis of the number of days which it is in effect, and the fee will be determined based on the average net assets for the business days it is in effect for that month; and (iii) a provision stating that in the event that the Freedom Fund issues additional classes of shares, the New Advisory Contract may be modified by mutual consent of the parties to set forth the management fee to be paid with respect to the additional classes of shares. The New Advisory Contracts also state the expenses related to the operation of the funds will be paid by the Freedom Fund and FMRC.

Under each New Advisory Contract, a Freedom Fund’s management fee will be set each fiscal year based on a defined fee schedule in which the management fee paid by the Freedom Fund declines as the Freedom Fund approaches the target year indicated in its name and then will continue to decline for a period after the target year is reached.

Current Management Fees. Under the current management contracts (each a Current Advisory Contract and collectively, the Current Advisory Contracts), the Freedom Funds do not pay a management fee to FMRC. The total management fee paid by each fund for the fiscal year ended March 31, 2016 was $0.

Comparison of Management Fees. With respect to each Freedom Fund, Appendix N shows the amount that the management fee rate would have been under the New Advisory Contract for the fiscal year ended March 31, 2016, compared to the rate charged under Current Advisory Contract, which is $0. Appendix M also contains an example for each Freedom Fund comparing the costs of investing under the Current Advisory Contract and the New Advisory Contract. In addition, with respect to each Freedom Fund, Appendix M shows the aggregate amount paid to FMRC under of the Current Advisory Contract for the fiscal year ended March 31, 2016, the amount FMRC would have been paid for the period if the New Advisory Contract had been in effect, and the difference between the two, expressed as a percentage of the aggregate amount paid under the Current Advisory Contract.

Proposed Amendments to Current Advisory Contracts. A copy of the form of the New Advisory Contract is included as Appendix O. Except for the changes discussed above, the form of New Advisory Contracts is substantially identical to the Current Advisory Contracts. For a detailed discussion of the Current Advisory Contracts, please refer to the section entitled “Current Advisory Contracts.” If this proposal is approved by shareholders, the New Advisory Contracts will take effect the first day of the first month following approval or at a later time as FMRC may deem appropriate under the circumstances, and will remain in effect through September 30, 2017, assuming the Current Advisory Contracts are renewed by the Board of Trustees for another year, and thereafter, but only as long as their continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each Freedom Fund. If the New Advisory Contracts are not approved by the Freedom Funds’ shareholders, the Current Advisory Contracts will continue in effect through September 30, 2017, assuming the Current Advisory Contracts are renewed by the Board of Trustees for another year, and thereafter only as long as their continuance is approved at least annually as above. Approval of the new pricing structure for the Freedom Funds requires that shareholders of each Freedom Fund approve the Freedom Fund’s New Advisory Contract. If shareholders of one of the Freedom Funds do not approve its New Advisory Contract, the Current Advisory Contracts for all of the Freedom Funds will remain in effect.

Impact of Adding a Management Fee. If the proposal is approved, the Adviser will receive a management fee, payable monthly by each class of each Freedom Fund as soon as practicable after the last day of each month at a specific annual rate for each class. The New Advisory Contract provides the annual rate for each class of each of the Freedom Funds as shown in Appendix O. The annual rate is set by referring to a Freedom Fund’s target date such that the fund’s management fees are reduced as the fund approaches, and then passes, its target date. Currently, FMRC pays all of the operating expenses of the Freedom Funds, except 12b-1 fees, Independent Trustee expenses, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses). Under the New Advisory Contracts, FMRC or an affiliate undertakes to pay all operating expenses of the Freedom Funds, except taxes, Independent Trustee expenses, brokerage fees and commissions, redemption fees and other shareholder charges associated with investments in other mutual funds, interest expenses, 12b-1 fees (if any), expenses of printing and mailing proxy materials, expenses incidental to holding shareholder meetings, and extraordinary expenses (such as litigation expenses). The services to be provided under the New Advisory Contracts are the same as the services currently provided under the Current Advisory Contracts. For information about the services provided under the Current Advisory Contracts, please refer to the section entitled “Current Advisory Contracts.”

If the proposal is approved, the increase in each Freedom Fund’s management fee will be more than offset by the decrease in the Freedom Fund’s acquired fund fees and expenses. Acquired fund fees and expenses reflect the Freedom Fund’s investment in shares of the underlying Fidelity funds. The Boards of Trustees of the underlying funds have approved new management contracts, sub-advisory agreements, transfer agent agreements, and pricing and bookkeeping agreements for the underlying funds (collectively, the New Underlying Fund Contracts), which will go into effect if this proposal is approved by the Freedom Funds’ shareholders as described in this proxy statement. The New Underlying Fund Contracts state that the underlying funds will no longer pay any operating expenses, except custody fees, independent trustee expenses, and extraordinary expenses (such as litigation expenses) to Fidelity. Together, these fees are expected to be 0.01% or less for each underlying fund. As a result, it is expected that once the New Underlying Fund Contracts go into effect, the Freedom Funds’ acquired fund fees and expenses will be mostly eliminated, with the exceptions noted above. The combined effect of the pricing changes will decrease the total expenses for each Freedom Fund by at least 0.02% annually, relative to each Freedom Fund’s expenses as of March 31, 2016. Appendix P shows each Freedom Fund’s total expenses as of March 31, 2016, each Freedom Fund’s expected total expenses if the proposal is approved, and the expense reduction.

Fidelity expects that the reallocation of expenses from the underlying funds to the Freedom Funds will result in more stable total expenses for the Freedom Funds. Today, investment decisions may result in shifting expense levels for the funds. Under the New Advisory Contracts, investment decisions will not impact total expenses because all of the underlying funds will not charge a management fee and most of the expenses associated with the underlying funds will be borne by FMRC.

Matters Considered By the Board.

At its July 2016 meeting, the Board of Trustees, including the Independent Trustees (together, the Board) voted to approve the New Advisory Contract) to add a management fee payable by each Freedom Fund. The Board considered that each fund’s New Advisory Contract will not take effect unless the New Advisory Contracts for all of the Freedom Funds are approved by the funds’ respective shareholders.

The Board noted that, under the Freedom Fund’s Current Advisory Contract, the Freedom Funds do not pay a management fee to FMRC. Instead, the Board noted that each Freedom Fund currently indirectly incurs a portion of the management fee and other expenses of each underlying fund in which the Freedom Fund invests and that such expenses are currently reflected in the Freedom Fund’s expense ratio as acquired fund fees and expenses. The Board considered that, under the Freedom Fund’s New Advisory Contract, each class or each fund, as applicable, will pay a monthly management fee to FMRC at an annual rate for the class or the fund, as applicable.

The Board considered that the increase in each Freedom Fund’s management fee under the New Advisory Contract will result in the Freedom Fund’s management fee rate ranking above the median of the management fee rates of its competitor funds based on the competitive mapped group data provided to the Board in July 2016 in connection with its consideration of the annual renewal of the Current Advisory Contract. However, the Board considered that the increase in management fees under the New Advisory Contract will be offset by a decrease in each Freedom Fund’s acquired fund fees and expenses as a result of fee reductions under transfer agent agreements, the New Underlying Fund Contract), which will go into effect if the Freedom Funds’ New Advisory Contracts for all of the Freedom Funds are approved. The Board noted that, once the New Underlying Fund Contracts take effect, the underlying funds will no longer pay any operating expenses, except 12b-1 fees, interest and taxes, brokerage commissions, independent trustee expenses, custodian fees, expenses related to proxy solicitations, and extraordinary expenses (such as litigation expenses), and, thus, the Freedom Funds’ acquired fund fees and expenses will be significantly reduced. The Board noted that, as a result, the increased management fee and decreased acquired fund fees and expenses are expected to have the combined effect of reducing the total expenses incurred by shareholders of each Freedom Fund by at least 0.02%. After approving the New Advisory Contracts and implementing the New Underlying Fund Contracts, each Freedom retail fund’s and Freedom K fund’s total expense ratio, including acquired fund fees and expenses, is expected to continue to rank below the median of those funds and classes used by the Board for management fee comparisons that have a similar sales load structure. In addition, the total expense ratio of each class of each Advisor Freedom fund, including acquired fund fees and expenses, is expected to maintain the same relationship to the competitive peer group medians presented to the Board at its July 2016 meeting in connection with the Board’s consideration of the annual renewal of the Current Advisory Contracts. The Board also noted that, once the New Underlying Fund Contracts take effect, the Freedom Funds’ total expense ratios are expected to be more predictable because all the underlying funds will be priced similarly and, thus, the Freedom Funds’ investment decisions will not result in shifting expense levels.

The Board considered that the approval of the New Advisory Contracts will not result in any changes to (i) the investment process or strategies employed in the management of the Freedom Funds’ assets; (ii) the nature, extent and quality of services provided to each Freedom Fund; or (iii) the day-to-day management of each Freedom Fund and the personnel primarily responsible for such management. The Board noted that, under the Current Advisory Contracts, FMRC or an affiliate undertakes to pay all operating expenses of the Freedom Funds, except 12b-1 fees, Independent Trustee expenses, interest, taxes, brokerage expenses, and extraordinary expenses (such as litigation expenses). The Board considered that the New Advisory Contracts provide that FMRC or an affiliate undertakes to pay all operating expenses of the Freedom Funds, except 12b-1 fees, Independent Trustee expenses, interest, taxes, brokerage expenses, expenses related to proxy solicitations, and extraordinary expenses (such as litigation expenses).

The Board did not consider the costs of the services and profitability to Fidelity or whether there have been economies of scale in respect of the management of the Fidelity funds (including the Freedom Funds) to be material factors in approving the New Advisory Contracts because the new fee arrangements have not yet been implemented. The Board noted however that it is evaluating such information in connection with its consideration of the annual renewal of the Current Advisory Contracts at its September 2016 meeting and that it will consider these factors in connection with future renewals of the New Advisory Contracts, if approved.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the nature, extent and quality of services provided to each Freedom Fund should continue to benefit shareholders of each Freedom Fund, that the management fee structures under the New Advisory Contracts are fair and reasonable, and that each Freedom Fund’s New Advisory Contract should be approved.

The Board of Trustees unanimously recommends that shareholders vote FOR Proposal 2. If the proposal is not approved by shareholders of each Freedom Fund, each Freedom Fund’s Current Advisory Contract will remain in effect.

PROPOSAL 3

(FIDELITY FREEDOM INDEX 2030 FUND ONLY)

SHAREHOLDER PROPOSAL REQUESTING THAT THE BOARD OF TRUSTEES INSTITUTE

“PROCEDURES TO PREVENT HOLDING INVESTMENTS IN COMPANIES THAT, IN

MANAGEMENT’S JUDGMENT, SUBSTANTIALLY CONTRIBUTE TO GENOCIDE OR

CRIMES AGAINST HUMANITY”

Certain shareholders of Fidelity Freedom® Index 2030 Fund (the Fund) have advised the Fund that they intend to present the following shareholder proposal at the Meeting. For the reasons set forth after the proposal, the Board of Trustees recommends a vote “AGAINST” the proposal. The Fund is not responsible for the contents of the proposal or the supporting statements. The Fund will provide the names, addresses, and shareholdings (to the Fund’s knowledge) of the proponents of a shareholder proposal upon written request sent to the Secretary of the Fund, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210, or by calling 1-617-563-9021.

Proposal

WHEREAS:

We believe that:

1.	Investors do not want their investments to help fund genocide.

a)	While reasonable people may disagree about socially responsible investing, few want their investments to help fund genocide.

b)	KRC Research’s 2010 study showed that 88% of respondents want their mutual funds to be genocide-free.

c)	Millions of Fidelity investors have voted for genocide-free investing proposals, submitted by supporters of Investors Against Genocide, despite active management opposition. As many as 29% of Fidelity shareholders voted in favor in 2013 and 31% in 2008.

d)	In 2012, a genocide-free investing proposal at an ING mutual fund passed decisively, 59.8% to 10.7% with 29.5% abstaining.

2.	The example of PetroChina shows that current policies do not adequately support genocide-free investing because Fidelity and the funds it manages:

a)	Are large and long-term investors of PetroChina. PetroChina, through its controlling shareholder, China National Petroleum Company, is Sudan’s largest business partner, thereby helping fund ongoing government-sponsored genocide and crimes against humanity.

b)	Unnecessarily expose shareholders to the significant financial, operational and reputational risks of the China National Petroleum group’s operations in areas affected by genocide and mass atrocities.

c)	Actively opposed earlier shareholder requests for genocide-free investing.

d)	Continued to buy shares of problem companies even after becoming aware of the investments’ connection to genocide in the Darfur region of Sudan.

e)	Claimed to have a policy addressing extreme human rights issues, but has taken no action to avoid problem investments.

f)	Made investments in PetroChina that, while legal, are inconsistent with U.S. sanctions explicitly prohibiting transactions relating to Sudan’s petroleum industry.

3.	Individuals, through ownership of shares of Fidelity funds, may inadvertently invest in companies that help support genocide. With no policy to prevent these investments, Fidelity may at any time add or increase holdings in problem companies.

4.	No sound reasons prevent having a genocide-free investing policy because:

a)	Ample alternative investments exist.

b)	Avoiding problem companies need not have a significant effect on investment performance, as shown in Gary Brinson’s classic asset allocation study.

c)	Only a handful of Fidelity’s U.S. funds would be affected, because most of Fidelity’s holdings of problem companies such as PetroChina are by Fidelity funds sold outside the U.S.

d)	Appropriate disclosure can address any legal concerns regarding the exclusion of problem companies.

e)	Management can easily obtain independent assessments to identify companies connected to genocide.

f)	Other large financial firms such as T. Rowe Price and TIAA-CREF have avoided investments connected to genocide by divesting problem companies such as PetroChina.

5.	Investor action can influence foreign governments, as in South Africa. Similar action on Talisman Energy helped end the conflict in South Sudan.

RESOLVED:

Shareholders request that the Board institute transparent procedures to avoid holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity, the most egregious violations of human rights. Such procedures may include time-limited engagement with problem companies if management believes that their behavior can be changed.

Statement of Opposition

The Adviser seeks to achieve the best investment results for each Fund consistent with the stated investment policies of the relevant Fund. In doing so, the Adviser is obligated to limit such Fund’s investments to holdings that are lawful under the laws of the United States. The Fidelity Funds’ Board of Trustees has procedures in place to review the Adviser’s performance as investment adviser to the Funds, including each Fund’s compliance with all applicable laws.

United States law prohibits investments in companies owned or controlled by the government of Sudan. The Adviser is committed to complying fully with these investment sanctions and any additional investment sanctions that the United States government might enact with respect to companies doing business in Sudan or any other country.

The Fidelity Funds’ Board of Trustees recognizes and respects that investors, including those investing in the Funds, have other investment opportunities open to them should they wish to avoid investments in certain companies or countries. Shareholders of the Funds, however, choose to invest based on the specific stated investment policies of the relevant Fund. If adopted, this proposal would limit investments by the Funds that would be lawful under the laws of the United States. For this reason, the Board of Trustees recommends that you vote AGAINST this proposal.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

ACTIVITIES AND MANAGEMENT OF FMRC

FMRC is a wholly-owned subsidiary of FMR formed in 1999 to provide portfolio management services to certain Fidelity funds and investment advice with respect to equity and high income instruments and certain asset allocation and target date funds.

Information concerning the average net assets and advisory fees of funds with similar investment objectives to each of the Fidelity Advisor Freedom funds, Fidelity Freedom retail funds, and Fidelity Freedom K funds, and advised by FMRC is included in the Table of Average Net Assets and Advisory Fees in Appendix Q.

The Directors of FMRC are Abigail P. Johnson, Chairman of the Board, Peter S. Lynch, Vice Chairman, and John J. Remondi. Ms. Johnson is also a Trustee of other funds advised by FMR; Chairman of the Board, President, Chief Executive Officer, Vice Chairman, and a Director of FMR LLC; Chairman of the Board and a Director of FMR. Mr. Lynch is also Vice Chairman and a Director of FMR and a member of the Advisory Board other funds advised by FMR. Mr. Remondi is also a Director of FMR, Fidelity Research & Analysis Company (FRAC), and Fidelity Investments Money Management, Inc. (FIMM), and Director and Executive Vice President of FMR LLC. Each of the Directors is a stockholder of FMR LLC. The principal business address of the Directors is 245 Summer Street, Boston, Massachusetts 02210.

CURRENT ADVISORY CONTRACTS

Fidelity Advisor Freedom Income Fund, Fidelity Advisor Freedom 2005 Fund, Fidelity Advisor Freedom 2010 Fund, Fidelity Advisor Freedom 2015 Fund, Fidelity Advisor Freedom 2020 Fund, Fidelity Advisor Freedom 2025 Fund, Fidelity Advisor Freedom 2030 Fund, Fidelity Advisor Freedom 2035 Fund, Fidelity Advisor Freedom 2040 Fund, Fidelity Advisor Freedom 2045 Fund, Fidelity Advisor Freedom 2050 Fund, Fidelity Advisor Freedom 2055 Fund, Fidelity Advisor Freedom 2060 Fund (each a Fidelity Advisor Freedom Fund and collectively, the Fidelity Advisor Freedom Funds), Fidelity Freedom Income Fund, Fidelity Freedom 2005 Fund, Fidelity Freedom 2010 Fund, Fidelity Freedom 2015 Fund, Fidelity Freedom 2020 Fund, Fidelity Freedom 2025 Fund, Fidelity Freedom 2030 Fund, Fidelity Freedom 2035 Fund, Fidelity Freedom 2040 Fund, Fidelity Freedom 2045 Fund, Fidelity Freedom 2050 Fund, Fidelity Freedom 2055 Fund, and Fidelity Freedom 2060 Fund (each a Fidelity Freedom Retail Fund and collectively, the Fidelity Freedom Retail Funds)

Each Fidelity Advisor Freedom Fund and each Fidelity Freedom Retail Fund has entered into a Current Advisory Contract with FMRC, pursuant to which FMRC furnishes investment advisory and other services.

Management Services. Under the terms of its Current Advisory Contract with Fidelity Advisor Freedom Fund and each Fidelity Freedom Retail Fund, FMRC acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMRC is authorized, in its discretion, to allocate each fund’s assets among the underlying Fidelity funds in which the fund may invest. FMRC also provides each fund with all necessary office facilities and personnel for servicing the fund’s investments and compensates all personnel of each fund or FMRC performing services relating to research, statistical and investment activities.

FMRC in turn has entered into administration agreements with FMR on behalf of each Fidelity Advisor Freedom Fund and each Fidelity Freedom Retail Fund. Under the terms of each administration agreement, FMR or its affiliates provide the management and administrative services (other than investment advisory services) necessary for the operation of each fund. These services include providing facilities for maintaining each fund’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund’s records and the registration of each fund’s shares under federal securities laws and making necessary filings under state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of each Fidelity Advisor Freedom Fund’s and each Fidelity Freedom Retail Fund’s Current Advisory Contract, FMRC, either itself or through an affiliate, is responsible for payment of all operating expenses of each Fidelity Advisor Freedom Fund or each class thereof, as applicable, and each Fidelity Freedom Retail Fund with certain exceptions. Under the terms of each administration agreement, FMR pays all management and administrative expenses (other than investment advisory expenses) for which FMRC is responsible. Specific expenses payable by FMR include expenses for typesetting, printing, and mailing proxy materials to shareholders, legal expenses, fees of the custodian and auditor, and each fund’s proportionate share of insurance premiums and Investment Company Institute dues. Each administration agreement further provides that FMR will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund’s transfer agent agreement, the transfer agent bears these costs. In addition, FMR compensates all officers of each fund and all Trustees who are interested persons of the trust, FMRC, or FMR. FMR also is responsible for the payment of any fees associated with transfer agency services, pricing and bookkeeping services, and the cost of administration of each fund’s securities lending program.

Each fund pays the following expenses: fees and expenses of the Independent Trustees, interest on borrowings, taxes, brokerage commissions (if any), shareholder charges (if any) associated with investing in the underlying Fidelity funds, and such non-recurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation.

Management Fees. Each Fidelity Advisor Freedom Fund and each Fidelity Freedom Retail Fund does not pay a management fee to FMRC.

FMR receives no fee for the services provided under each administration agreement and pays all other expenses of each fund with limited exceptions.

FMR may, from time to time, voluntarily reimburse all or a portion of each fund’s operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.

For each of the Fidelity Advisor Freedom Funds, the Adviser has voluntarily agreed to reimburse fund shares to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the rates shown in Appendix R. Voluntary arrangements may be discontinued at any time.

Distribution Agreement. Each Fidelity Advisor Freedom Fund and each Fidelity Freedom Retail Fund also has a distribution agreement with FDC, an affiliate of FMRC and FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. (FINRA). Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMRC or FMR.

Appendix S includes the sales charge revenue collected and retained by FDC and fees FDC received from each Fidelity Advisor Freedom Fund pursuant to Distribution and Service Plans under Rule 12b-1 for the fiscal year ended March 31, 2016.

FDC received no payments from each Institutional Class of each Fidelity Advisor Freedom Fund pursuant to Distribution and Service Plans under Rule 12b-1. The Plans do not authorize payments by the funds other than those that are to be made to FMR under their Current Advisory Contracts.

CURRENT ADVISORY CONTRACTS

Fidelity Freedom K® Income Fund, Fidelity Freedom K® 2005 Fund, Fidelity Freedom K® 2010 Fund, Fidelity Freedom K® 2015 Fund, Fidelity Freedom K® 2020 Fund, Fidelity Freedom K® 2025 Fund, Fidelity Freedom K®2030 Fund, Fidelity Freedom K® 2035 Fund, Fidelity Freedom K® 2040 Fund, Fidelity Freedom K® 2045 Fund, Fidelity Freedom K® 2050 Fund, Fidelity Freedom K® 2055 Fund, and Fidelity Freedom K® 2060 Fund (each a Fidelity Freedom K® Fund and collectively, the Freedom K® Funds)

Each Fidelity Freedom K® Fund has entered into a Current Advisory Contract with FMRC, pursuant to which FMRC furnishes investment advisory and other services.

Management Services. Under the terms of its Current Advisory Contract with each fund, FMRC acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies and limitations. FMRC is authorized, in its discretion, to allocate each fund’s assets among the underlying Fidelity funds in which the fund may invest. FMRC also provides each fund with all necessary office facilities and personnel for servicing the fund’s investments and compensates all personnel of each fund or FMRC performing services relating to research, statistical and investment activities.

FMRC in turn has entered into administration agreements with FMR on behalf of each Fidelity Freedom K® Fund. Under the terms of each administration agreement, FMR or its affiliates provide the management and administrative services (other than investment advisory services) necessary for the operation of each Fidelity Freedom K® Fund. These services include providing facilities for maintaining each fund’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund’s records and the registration of each fund’s shares under federal securities laws and making necessary filings under state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

Management-Related Expenses. Under the terms of each Fidelity Freedom K® Fund’s Current Advisory Contract, FMRC, either itself or through an affiliate, is responsible for payment of all operating expenses of each Fidelity Freedom K® Fund with certain exceptions. Under the terms of each administration agreement, FMR pays certain management and administrative expenses (other than investment advisory expenses) for which FMRC is responsible. FMR compensates all officers of each fund and all Trustees who are interested persons of the trust, FMRC, or FMR. FMR also pays all fees associated with pricing and bookkeeping services and the cost of administration of each Fidelity Freedom K® Fund’s securities lending program.

Each Fidelity Freedom K® Fund pays the following expenses: fees and expenses of the Independent Trustees, interest on borrowings, taxes, brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments (if any), transfer agent fees and other expenses, shareholder charges (if any) associated with investing in the underlying Fidelity funds, and such non-recurring expenses as may arise, including costs of any litigation to which a fund may be a party, and any obligation it may have to indemnify the officers and Trustees with respect to litigation.

Management Fees. Each Fidelity Freedom K® Fund does not pay a management fee to FMRC.

FMR receives no fee for the services provided under each administration agreement and pays all other expenses of each Fidelity Freedom K® Fund with limited exceptions.

FMR may, from time to time, voluntarily reimburse all or a portion of a Fidelity Freedom K® Fund’s operating expenses. FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements will increase returns, and repayment of the reimbursement will decrease returns.

Distribution Agreement. Each Fidelity Freedom K® Fund also has a distribution agreement with FDC, an affiliate of FMRC and FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the FINRA. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the funds, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMRC or FMR.

FDC received no payments from each Fidelity Freedom K® Fund pursuant to Distribution and Service Plans under Rule 12b-1. The Plans do not authorize payments by the funds other than those that are to be made to FMR under their management contracts.

PORTFOLIO TRANSACTIONS

To the extent that FMRC grants investment management authority to a sub-adviser, that sub-adviser is authorized to provide the services described in the respective sub-advisory agreement, and in accordance with the policies described in this section. Furthermore, the sub-adviser’s trading and associated policies, which may differ from FMRC’s policies, may apply to that fund, subject to applicable law.

Orders for the purchase or sale of portfolio securities (normally, shares of the underlying Fidelity funds) are placed on behalf of each of the funds by FMRC (either directly or through its affiliates) or a sub-adviser, pursuant to authority contained in each of the fund’s Current Advisory Contract and respective sub-advisory agreement. FMRC or a sub-advisor may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. Each of the funds will not incur any transaction costs such as commissions, when it buys or sells shares of affiliated funds and non-affiliated funds, but it will incur such costs when it buys or sells other types of securities, including non-affiliated exchange traded funds (ETFs) directly.

FMRC may place trades with certain brokers, including National Financial Services LLC (NFS) and Luminex Trading & Analytics LLC (Luminex), with whom FMRC is under common control provided FMRC determines that these affiliates’ trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms. FMRC may place trades with certain brokers, including NFS and Luminex, with whom FMRC is under common control, provided it determines that these affiliates’ trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.

For the fiscal years ended March 31, 2016, 2015, and 2014, each of the funds paid no brokerage commissions.

During the fiscal year ended March 31, 2016, each of the funds paid no brokerage commissions to firms for providing research or brokerage services.

During the twelve-month period ended December 31, 2015, each of the funds did not allocate brokerage commissions to firms for providing research or brokerage services.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention “Fund Shareholder Meetings,” 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND

VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, Massachusetts, 02210, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

APPENDIX A

Contact information for each fund and class, as applicable.

1-800-544-8544

(retail funds and/or classes)

1-877-208-0098

(Advisor classes)

1-800-835-5092

(Fidelity Freedom Index Funds: Class W and Fidelity Freedom K® Funds)

1-800-835-5092 (plan accounts) or 1-800-544-8544 (all other accounts)

(Fidelity Freedom Index Funds)

APPENDIX B

FMRC serves as each fund’s investment adviser and FMR serves as each fund’s administrator. The principal business address for FMRC and FMR is 245 Summer Street, Boston, Massachusetts 02210. The table below includes the date each fund’s Current Advisory Contract (as defined herein) was initially approved by the Board of Trustees, fund auditors, and fiscal year ends.

TRUST/Funds	Date of Current Advisory Contract[1]	Auditor[2]	FYE
FIDELITY ABERDEEN STREET TRUST:
Fidelity Advisor Freedom 2005 Fund	10/1/2015	Deloitte	3/31
Fidelity Advisor Freedom 2010 Fund	10/1/2015	Deloitte	3/31
Fidelity Advisor Freedom 2015 Fund	10/1/2015	Deloitte	3/31
Fidelity Advisor Freedom 2020 Fund	10/1/2015	Deloitte	3/31
Fidelity Advisor Freedom 2025 Fund	10/1/2015	Deloitte	3/31
Fidelity Advisor Freedom 2030 Fund	10/1/2015	Deloitte	3/31
Fidelity Advisor Freedom 2035 Fund	10/1/2015	Deloitte	3/31
Fidelity Advisor Freedom 2040 Fund	10/1/2015	Deloitte	3/31
Fidelity Advisor Freedom 2045 Fund	10/1/2015	Deloitte	3/31
Fidelity Advisor Freedom 2050 Fund	10/1/2015	Deloitte	3/31
Fidelity Advisor Freedom 2055 Fund	10/1/2015	Deloitte	3/31
Fidelity Advisor Freedom 2060 Fund	10/1/2015	Deloitte	3/31
Fidelity Advisor Freedom Income Fund	10/1/2015	Deloitte	3/31
Fidelity Four-in-One Index Fund	10/1/2015	PWC	2/28
Fidelity Freedom 2005 Fund	10/1/2015	PWC	3/31
Fidelity Freedom 2010 Fund	10/1/2015	PWC	3/31
Fidelity Freedom 2015 Fund	10/1/2015	PWC	3/31
Fidelity Freedom 2020 Fund	10/1/2015	PWC	3/31
Fidelity Freedom 2025 Fund	10/1/2015	PWC	3/31
Fidelity Freedom 2030 Fund	10/1/2015	PWC	3/31
Fidelity Freedom 2035 Fund	10/1/2015	PWC	3/31
Fidelity Freedom 2040 Fund	10/1/2015	PWC	3/31
Fidelity Freedom 2045 Fund	10/1/2015	PWC	3/31
Fidelity Freedom 2050 Fund	10/1/2015	PWC	3/31
Fidelity Freedom 2055 Fund	10/1/2015	PWC	3/31
Fidelity Freedom 2060 Fund	10/1/2015	PWC	3/31
Fidelity Freedom Income Fund	10/1/2015	PWC	3/31
Fidelity Freedom Index 2005 Fund	10/1/2015	Deloitte	3/31
Fidelity Freedom Index 2010 Fund	10/1/2015	Deloitte	3/31
Fidelity Freedom Index 2015 Fund	10/1/2015	Deloitte	3/31
Fidelity Freedom Index 2020 Fund	10/1/2015	Deloitte	3/31
Fidelity Freedom Index 2025 Fund	10/1/2015	Deloitte	3/31
Fidelity Freedom Index 2030 Fund	10/1/2015	Deloitte	3/31
Fidelity Freedom Index 2035 Fund	10/1/2015	Deloitte	3/31
Fidelity Freedom Index 2040 Fund	10/1/2015	Deloitte	3/31
Fidelity Freedom Index 2045 Fund	10/1/2015	Deloitte	3/31
Fidelity Freedom Index 2050 Fund	10/1/2015	Deloitte	3/31
Fidelity Freedom Index 2055 Fund	10/1/2015	Deloitte	3/31
Fidelity Freedom Index 2060 Fund	10/1/2015	Deloitte	3/31
Fidelity Freedom Index Income Fund	10/1/2015	Deloitte	3/31
Fidelity Freedom K® 2005 Fund	10/1/2015	PWC	3/31

TRUST/Funds	Date of Current Advisory Contract[1]	Auditor[2]	FYE
Fidelity Freedom K® 2010 Fund	10/1/2015	PWC	3/31
Fidelity Freedom K® 2015 Fund	10/1/2015	PWC	3/31
Fidelity Freedom K® 2020 Fund	10/1/2015	PWC	3/31
Fidelity Freedom K® 2025 Fund	10/1/2015	PWC	3/31
Fidelity Freedom K® 2030 Fund	10/1/2015	PWC	3/31
Fidelity Freedom K® 2035 Fund	10/1/2015	PWC	3/31
Fidelity Freedom K® 2040 Fund	10/1/2015	PWC	3/31
Fidelity Freedom K® 2045 Fund	10/1/2015	PWC	3/31
Fidelity Freedom K® 2050 Fund	10/1/2015	PWC	3/31
Fidelity Freedom K® 2055 Fund	10/1/2015	PWC	3/31
Fidelity Freedom K® 2060 Fund	10/1/2015	PWC	3/31
Fidelity Freedom K® Income Fund	10/1/2015	PWC	3/31

[1]	The Board of Trustees approved each fund’s Current Advisory Contract with FMRC in September 2015.
[2]	“PWC” refers to PricewaterhouseCoopers LLP and “Deloitte” refers to Deloitte & Touche LLP.

APPENDIX C

Estimated aggregate costs for D.F. King to receive votes over the phone and to call and solicit votes are stated below.

TRUST/Fund	Estimated aggregate cost for D.F. King to call and solicit votes	Estimated aggregate cost for D.F. King to receive votes over the phone
FIDELITY ABERDEEN STREET TRUST:
Fidelity Advisor Freedom 2005 Fund	$40,600	$4,500
Fidelity Advisor Freedom 2010 Fund	$48,100	$5,300
Fidelity Advisor Freedom 2015 Fund	$125,800	$14,000
Fidelity Advisor Freedom 2020 Fund	$246,300	$27,400
Fidelity Advisor Freedom 2025 Fund	$282,000	$31,300
Fidelity Advisor Freedom 2030 Fund	$286,400	$31,800
Fidelity Advisor Freedom 2035 Fund	$246,300	$27,400
Fidelity Advisor Freedom 2040 Fund	$290,900	$32,300
Fidelity Advisor Freedom 2045 Fund	$277,500	$30,800
Fidelity Advisor Freedom 2050 Fund	$290,900	$32,300
Fidelity Advisor Freedom 2055 Fund	$255,200	$28,400
Fidelity Advisor Freedom 2060 Fund	$13,300	$1,500
Fidelity Advisor Freedom Income Fund	$45,400	$5,000
Fidelity Four-in-One Index Fund	$1,400	$200
Fidelity Freedom 2005 Fund	$76,700	$8,500
Fidelity Freedom 2010 Fund	$384,600	$42,700
Fidelity Freedom 2015 Fund	$536,400	$59,600
Fidelity Freedom 2020 Fund	$1,304,000	$144,900
Fidelity Freedom 2025 Fund	$973,800	$108,200
Fidelity Freedom 2030 Fund	$1,313,000	$145,900
Fidelity Freedom 2035 Fund	$893,400	$99,300
Fidelity Freedom 2040 Fund	$1,402,200	$155,800
Fidelity Freedom 2045 Fund	$924,700	$102,700
Fidelity Freedom 2050 Fund	$1,112,100	$123,600
Fidelity Freedom 2055 Fund	$625,600	$69,500
Fidelity Freedom 2060 Fund	$41,000	$4,600
Fidelity Freedom Income Fund	$273,100	$30,300
Fidelity Freedom Index 2005 Fund	$1,400	$200
Fidelity Freedom Index 2010 Fund	$1,400	$200
Fidelity Freedom Index 2015 Fund	$36,200	$4,000
Fidelity Freedom Index 2020 Fund	$91,400	$10,200
Fidelity Freedom Index 2025 Fund	$61,300	$6,800
Fidelity Freedom Index 2030 Fund	$81,300	$9,000
Fidelity Freedom Index 2035 Fund	$41,200	$4,600
Fidelity Freedom Index 2040 Fund	$41,200	$4,600

TRUST/Fund	Estimated aggregate cost for D.F. King to call and solicit votes	Estimated aggregate cost for D.F. King to receive votes over the phone
Fidelity Freedom Index 2045 Fund	$1,400	$200
Fidelity Freedom Index 2050 Fund	$1,400	$200
Fidelity Freedom Index 2055 Fund	$1,400	$200
Fidelity Freedom Index 2060 Fund	$1,400	$200
Fidelity Freedom Index Income Fund	$1,400	$200
Fidelity Freedom K® 2005 Fund	$74,000	$8,200
Fidelity Freedom K® 2010 Fund	$405,200	$45,000
Fidelity Freedom K® 2015 Fund	$661,300	$73,500
Fidelity Freedom K® 2020 Fund	$1,625,400	$180,600
Fidelity Freedom K® 2025 Fund	$1,125,500	$125,100
Fidelity Freedom K® 2030 Fund	$1,732,500	$192,500
Fidelity Freedom K® 2035 Fund	$1,223,700	$136,000
Fidelity Freedom K® 2040 Fund	$1,429,000	$158,800
Fidelity Freedom K® 2045 Fund	$911,300	$101,300
Fidelity Freedom K® 2050 Fund	$1,848,500	$205,400
Fidelity Freedom K® 2055 Fund	$804,200	$89,400
Fidelity Freedom K® 2060 Fund	$63,300	$7,000
Fidelity Freedom K® Income Fund	$375,500	$41,700

APPENDIX D

Information regarding the number of shares of each fund and class, if applicable, of the trust issued and outstanding are provided in the table below.

TRUST/Fund/Class	Number of shares as of [June 30, 2016]
FIDELITY ABERDEEN STREET TRUST:
Fidelity Advisor Freedom 2005 Fund: Class A
Fidelity Advisor Freedom 2005 Fund: Class C
Fidelity Advisor Freedom 2005 Fund: Class T
Fidelity Advisor Freedom 2005 Fund: Class I
Fidelity Advisor Freedom 2010 Fund: Class A
Fidelity Advisor Freedom 2010 Fund: Class C
Fidelity Advisor Freedom 2010 Fund: Class T
Fidelity Advisor Freedom 2010 Fund: Class I
Fidelity Advisor Freedom 2015 Fund: Class A
Fidelity Advisor Freedom 2015 Fund: Class C
Fidelity Advisor Freedom 2015 Fund: Class T
Fidelity Advisor Freedom 2015 Fund: Class I
Fidelity Advisor Freedom 2020 Fund: Class A
Fidelity Advisor Freedom 2020 Fund: Class C
Fidelity Advisor Freedom 2020 Fund: Class T
Fidelity Advisor Freedom 2020 Fund: Class I
Fidelity Advisor Freedom 2025 Fund: Class A
Fidelity Advisor Freedom 2025 Fund: Class C
Fidelity Advisor Freedom 2025 Fund: Class T
Fidelity Advisor Freedom 2025 Fund: Class I
Fidelity Advisor Freedom 2030 Fund: Class A
Fidelity Advisor Freedom 2030 Fund: Class C
Fidelity Advisor Freedom 2030 Fund: Class T
Fidelity Advisor Freedom 2030 Fund: Class I
Fidelity Advisor Freedom 2035 Fund: Class A
Fidelity Advisor Freedom 2035 Fund: Class C
Fidelity Advisor Freedom 2035 Fund: Class T
Fidelity Advisor Freedom 2035 Fund: Class I
Fidelity Advisor Freedom 2040 Fund: Class A
Fidelity Advisor Freedom 2040 Fund: Class C
Fidelity Advisor Freedom 2040 Fund: Class T
Fidelity Advisor Freedom 2040 Fund: Class I
Fidelity Advisor Freedom 2045 Fund: Class A
Fidelity Advisor Freedom 2045 Fund: Class C
Fidelity Advisor Freedom 2045 Fund: Class T

TRUST/Fund/Class	Number of shares as of [June 30, 2016]
Fidelity Advisor Freedom 2045 Fund: Class I
Fidelity Advisor Freedom 2050 Fund: Class A
Fidelity Advisor Freedom 2050 Fund: Class C
Fidelity Advisor Freedom 2050 Fund: Class T
Fidelity Advisor Freedom 2050 Fund: Class I
Fidelity Advisor Freedom 2055 Fund: Class A
Fidelity Advisor Freedom 2055 Fund: Class C
Fidelity Advisor Freedom 2055 Fund: Class T
Fidelity Advisor Freedom 2055 Fund: Class I
Fidelity Advisor Freedom 2060 Fund: Class A
Fidelity Advisor Freedom 2060 Fund: Class C
Fidelity Advisor Freedom 2060 Fund: Class T
Fidelity Advisor Freedom 2060 Fund: Class I
Fidelity Advisor Freedom Income Fund: Class A
Fidelity Advisor Freedom Income Fund: Class C
Fidelity Advisor Freedom Income Fund: Class T
Fidelity Advisor Freedom Income Fund: Class I
Fidelity Four-in-One Index Fund
Fidelity Freedom 2005 Fund
Fidelity Freedom 2010 Fund
Fidelity Freedom 2015 Fund
Fidelity Freedom 2020 Fund
Fidelity Freedom 2025 Fund
Fidelity Freedom 2030 Fund
Fidelity Freedom 2035 Fund
Fidelity Freedom 2040 Fund
Fidelity Freedom 2045 Fund
Fidelity Freedom 2050 Fund
Fidelity Freedom 2055 Fund
Fidelity Freedom 2060 Fund
Fidelity Freedom Income Fund
Fidelity Freedom Index 2005 Fund
Fidelity Freedom Index 2005 Fund: Class W
Fidelity Freedom Index 2010 Fund
Fidelity Freedom Index 2010 Fund: Class W
Fidelity Freedom Index 2015 Fund
Fidelity Freedom Index 2015 Fund: Class W
Fidelity Freedom Index 2020 Fund

TRUST/Fund/Class	Number of shares as of [June 30, 2016]
Fidelity Freedom Index 2020 Fund: Class W
Fidelity Freedom Index 2025 Fund
Fidelity Freedom Index 2025 Fund: Class W
Fidelity Freedom Index 2030 Fund
Fidelity Freedom Index 2030 Fund: Class W
Fidelity Freedom Index 2035 Fund
Fidelity Freedom Index 2035 Fund: Class W
Fidelity Freedom Index 2040 Fund
Fidelity Freedom Index 2040 Fund: Class W
Fidelity Freedom Index 2045 Fund
Fidelity Freedom Index 2045 Fund: Class W
Fidelity Freedom Index 2050 Fund
Fidelity Freedom Index 2050 Fund: Class W
Fidelity Freedom Index 2055 Fund
Fidelity Freedom Index 2055 Fund: Class W
Fidelity Freedom Index 2060 Fund
Fidelity Freedom Index 2060 Fund: Class W
Fidelity Freedom Index Income Fund
Fidelity Freedom Index Income Fund: Class W
Fidelity Freedom K® 2005 Fund
Fidelity Freedom K® 2010 Fund
Fidelity Freedom K® 2015 Fund
Fidelity Freedom K® 2020 Fund
Fidelity Freedom K® 2025 Fund
Fidelity Freedom K® 2030 Fund
Fidelity Freedom K® 2035 Fund
Fidelity Freedom K® 2040 Fund
Fidelity Freedom K® 2045 Fund
Fidelity Freedom K® 2050 Fund
Fidelity Freedom K® 2055 Fund
Fidelity Freedom K® 2060 Fund
Fidelity Freedom K® Income Fund

APPENDIX E

To the knowledge of the trust, substantial (5% or more) record and/or beneficial ownership of each fund and class on [June 30, 2016] was as follows:

Fund or Class Name	Owner Name	City	State	Ownership %

*	The ownership information shown above is for a class of shares of the fund.

[To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of each class of the funds on that date.]

APPENDIX F

NOMINEE LENGTH OF SERVICE WITH RESPECT TO THE TRUST

The following chart lists the lengths of service of each nominee as Trustee or Advisory Board Member of the trust.

	Interested Nominee*		Independent Nominees
Trust	Abigail P. Johnson	Jennifer Toolin McAuliffe	Elizabeth S. Acton	John Engler	Albert R. Gamper, Jr.	Robert Gartland	Arthur E. Johnson	Michael E. Kenneally	James H. Keyes	Marie L. Knowles	Mark A. Murray
Fidelity Aberdeen Street Trust	Trustee 2009	Advisory Board Member 2016	Trustee 2013	Trustee 2014	Trustee 2006	Trustee 2010	Trustee 2008	Trustee 2009	Trustee 2007	Trustee 2001	Advisory Board Member 2016

*	Nominee has been determined to be “interested” by virtue of, among other things, her affiliation with the trust or various entities under common control with FMR.

APPENDIX G

NOMINEE OWNERSHIP OF FUND SHARES

INTERESTED NOMINEES

Dollar range of fund shares as of [December 31, 2015]	Abigail P. Johnson	Jennifer Toolin McAuliffe[1]
FIDELITY ABERDEEN STREET TRUST:
Fidelity Advisor Freedom 2005 Fund	none
Fidelity Advisor Freedom 2010 Fund	none
Fidelity Advisor Freedom 2015 Fund	none
Fidelity Advisor Freedom 2020 Fund	none
Fidelity Advisor Freedom 2025 Fund	none
Fidelity Advisor Freedom 2030 Fund	none
Fidelity Advisor Freedom 2035 Fund	none
Fidelity Advisor Freedom 2040 Fund	none
Fidelity Advisor Freedom 2045 Fund	none
Fidelity Advisor Freedom 2050 Fund	none
Fidelity Advisor Freedom 2055 Fund	none
Fidelity Advisor Freedom 2060 Fund	none
Fidelity Advisor Freedom Income Fund	none
Fidelity Four-in-One Index Fund	none
Fidelity Freedom 2005 Fund	none
Fidelity Freedom 2010 Fund	none
Fidelity Freedom 2015 Fund	none
Fidelity Freedom 2020 Fund	none
Fidelity Freedom 2025 Fund	none
Fidelity Freedom 2030 Fund	none
Fidelity Freedom 2035 Fund	none
Fidelity Freedom 2040 Fund	none
Fidelity Freedom 2045 Fund	none
Fidelity Freedom 2050 Fund	none
Fidelity Freedom 2055 Fund	none
Fidelity Freedom 2060 Fund	none
Fidelity Freedom Income Fund	none
Fidelity Freedom Index 2005 Fund	none
Fidelity Freedom Index 2010 Fund	none
Fidelity Freedom Index 2015 Fund	none
Fidelity Freedom Index 2020 Fund	none
Fidelity Freedom Index 2025 Fund	none
Fidelity Freedom Index 2030 Fund	none
Fidelity Freedom Index 2035 Fund	none
Fidelity Freedom Index 2040 Fund	none
Fidelity Freedom Index 2045 Fund	none
Fidelity Freedom Index 2050 Fund	none
Fidelity Freedom Index 2055 Fund	none
Fidelity Freedom Index 2060 Fund	none
Fidelity Freedom Index Income Fund	none
Fidelity Freedom K® 2005 Fund	none
Fidelity Freedom K® 2010 Fund	none
Fidelity Freedom K® 2015 Fund	none
Fidelity Freedom K® 2020 Fund	none
Fidelity Freedom K® 2025 Fund	over $ 100,000

Dollar range of fund shares as of [December 31, 2015]	Abigail P. Johnson	Jennifer Toolin McAuliffe[1]
Fidelity Freedom K® 2030 Fund	none
Fidelity Freedom K® 2035 Fund	none
Fidelity Freedom K® 2040 Fund	none
Fidelity Freedom K® 2045 Fund	none
Fidelity Freedom K® 2050 Fund	none
Fidelity Freedom K® 2055 Fund	none
Fidelity Freedom K® 2060 Fund	none
Fidelity Freedom K® Income Fund	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $ 100,000

[1]	Ms. McAuliffe was appointed an Advisory Board Member of the trust effective August 1, 2016.

INDEPENDENT NOMINEES

Dollar range of fund shares as of [December 31, 2015]	Elizabeth S. Acton	John Engler	Albert R. Gamper, Jr.	Robert F. Gartland	Arthur E. Johnson
FIDELITY ABERDEEN STREET TRUST:
Fidelity Advisor Freedom 2005 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2010 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2015 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2020 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2025 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2030 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2035 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2040 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2045 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2050 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2055 Fund	none	none	none	none	none
Fidelity Advisor Freedom 2060 Fund	none	none	none	none	none
Fidelity Advisor Freedom Income Fund	none	none	none	none	none
Fidelity Four-in-One Index Fund	none	none	none	over $ 100,000	none
Fidelity Freedom 2005 Fund	none	none	none	none	none
Fidelity Freedom 2010 Fund	none	none	none	none	none
Fidelity Freedom 2015 Fund	none	none	none	none	none
Fidelity Freedom 2020 Fund	none	none	none	none	none
Fidelity Freedom 2025 Fund	none	none	none	none	none
Fidelity Freedom 2030 Fund	none	none	none	none	none
Fidelity Freedom 2035 Fund	none	none	none	none	none
Fidelity Freedom 2040 Fund	none	none	none	none	none
Fidelity Freedom 2045 Fund	none	none	none	none	none
Fidelity Freedom 2050 Fund	none	none	none	over $ 100,000	none
Fidelity Freedom 2055 Fund	none	none	none	none	none
Fidelity Freedom 2060 Fund	none	none	none	none	none
Fidelity Freedom Income Fund	none	none	none	none	none
Fidelity Freedom Index 2005 Fund	none	none	none	none	none
Fidelity Freedom Index 2010 Fund	none	none	none	none	none
Fidelity Freedom Index 2015 Fund	none	none	none	none	none
Fidelity Freedom Index 2020 Fund	none	none	none	none	none

Dollar range of fund shares as of [December 31, 2015]	Elizabeth S. Acton	John Engler	Albert R. Gamper, Jr.	Robert F. Gartland	Arthur E. Johnson
Fidelity Freedom Index 2025 Fund	none	none	none	none	none
Fidelity Freedom Index 2030 Fund	none	none	none	none	none
Fidelity Freedom Index 2035 Fund	none	none	none	none	none
Fidelity Freedom Index 2040 Fund	none	none	none	none	none
Fidelity Freedom Index 2045 Fund	none	none	none	none	none
Fidelity Freedom Index 2050 Fund	none	none	none	none	none
Fidelity Freedom Index 2055 Fund	none	none	none	none	none
Fidelity Freedom Index 2060 Fund	none	none	none	none	none
Fidelity Freedom Index Income Fund	none	none	none	none	none
Fidelity Freedom K® 2005 Fund	none	none	none	none	none
Fidelity Freedom K® 2010 Fund	none	none	none	none	none
Fidelity Freedom K® 2015 Fund	none	none	none	none	none
Fidelity Freedom K® 2020 Fund	none	none	none	none	none
Fidelity Freedom K® 2025 Fund	none	none	none	none	none
Fidelity Freedom K® 2030 Fund	none	none	none	none	none
Fidelity Freedom K® 2035 Fund	none	none	none	none	none
Fidelity Freedom K® 2040 Fund	none	none	none	none	none
Fidelity Freedom K® 2045 Fund	none	none	none	none	none
Fidelity Freedom K® 2050 Fund	none	none	none	none	none
Fidelity Freedom K® 2055 Fund	none	none	none	none	none
Fidelity Freedom K® 2060 Fund	none	none	none	none	none
Fidelity Freedom K® Income Fund	none	none	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $ 100,000	over $ 100,000	over $ 100,000	over $ 100,000	over $ 100,000

Dollar range of fund shares as of [December 31, 2015]	Michael E. Kenneally	James H. Keyes	Marie L. Knowles	Mark A. Murray[2]
FIDELITY ABERDEEN STREET TRUST:
Fidelity Advisor Freedom 2005 Fund	none	none	none
Fidelity Advisor Freedom 2010 Fund	none	none	none
Fidelity Advisor Freedom 2015 Fund	none	none	none
Fidelity Advisor Freedom 2020 Fund	none	none	none
Fidelity Advisor Freedom 2025 Fund	none	none	none
Fidelity Advisor Freedom 2030 Fund	none	none	none
Fidelity Advisor Freedom 2035 Fund	none	none	none
Fidelity Advisor Freedom 2040 Fund	none	none	none
Fidelity Advisor Freedom 2045 Fund	none	none	none
Fidelity Advisor Freedom 2050 Fund	none	none	none
Fidelity Advisor Freedom 2055 Fund	none	none	none
Fidelity Advisor Freedom 2060 Fund	none	none	none
Fidelity Advisor Freedom Income Fund	none	none	none
Fidelity Four-in-One Index Fund	none	none	none
Fidelity Freedom 2005 Fund	none	none	none
Fidelity Freedom 2010 Fund	none	none	none
Fidelity Freedom 2015 Fund	none	none	none
Fidelity Freedom 2020 Fund	none	none	none
Fidelity Freedom 2025 Fund	none	none	none
Fidelity Freedom 2030 Fund	none	none	none
Fidelity Freedom 2035 Fund	none	none	none

Dollar range of fund shares as of [December 31, 2015]	Michael E. Kenneally	James H. Keyes	Marie L. Knowles	Mark A. Murray[2]
Fidelity Freedom 2040 Fund	none	none	none
Fidelity Freedom 2045 Fund	none	none	none
Fidelity Freedom 2050 Fund	none	none	none
Fidelity Freedom 2055 Fund	none	none	none
Fidelity Freedom 2060 Fund	none	none	none
Fidelity Freedom Income Fund	none	none	none
Fidelity Freedom Index 2005 Fund	none	none	none
Fidelity Freedom Index 2010 Fund	none	none	none
Fidelity Freedom Index 2015 Fund	none	none	none
Fidelity Freedom Index 2020 Fund	none	none	none
Fidelity Freedom Index 2025 Fund	none	none	none
Fidelity Freedom Index 2030 Fund	none	none	none
Fidelity Freedom Index 2035 Fund	none	none	none
Fidelity Freedom Index 2040 Fund	none	none	none
Fidelity Freedom Index 2045 Fund	none	none	none
Fidelity Freedom Index 2050 Fund	none	none	none
Fidelity Freedom Index 2055 Fund	none	none	none
Fidelity Freedom Index 2060 Fund	none	none	none
Fidelity Freedom Index Income Fund	none	none	none
Fidelity Freedom K® 2005 Fund	none	none	none
Fidelity Freedom K® 2010 Fund	none	none	none
Fidelity Freedom K® 2015 Fund	none	none	none
Fidelity Freedom K® 2020 Fund	none	none	none
Fidelity Freedom K® 2025 Fund	none	none	none
Fidelity Freedom K® 2030 Fund	none	none	none
Fidelity Freedom K® 2035 Fund	none	none	none
Fidelity Freedom K® 2040 Fund	none	none	none
Fidelity Freedom K® 2045 Fund	none	none	none
Fidelity Freedom K® 2050 Fund	none	none	none
Fidelity Freedom K® 2055 Fund	none	none	none
Fidelity Freedom K® 2060 Fund	none	none	none
Fidelity Freedom K® Income Fund	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	over $ 100,000	over $ 100,000	over $ 100,000

[2]	Mr. Murray was appointed an Advisory Board Member of the trust effective July 1, 2016.

APPENDIX H

TRUSTEE COMPENSATION

The following table sets forth information describing the compensation of each Trustee for his or her services, for each fund’s fiscal year end (refer to Appendix B for fiscal year end information) or calendar year ended December 31, 2015, as applicable.

Compensation Table1

AGGREGATE COMPENSATION FROM A FUND	Elizabeth S. Acton	John Engler	Albert R. Gamper, Jr.	Robert F. Gartland
Fidelity Advisor Freedom Income Fund	$123	$117	$128	$118
Fidelity Advisor Freedom 2005 Fund	$117	$111	$122	$112
Fidelity Advisor Freedom 2010 Fund	$317	$302	$330	$303
Fidelity Advisor Freedom 2015 Fund	$727	$692	$757	$696
Fidelity Advisor Freedom 2020 Fund	$1,405	$1,336	$1,460	$1,344
Fidelity Advisor Freedom 2025 Fund	$1,454	$1,382	$1,508	$1,390
Fidelity Advisor Freedom 2030 Fund	$1,419	$1,349	$1,474	$1,357
Fidelity Advisor Freedom 2035 Fund	$1,077	$1,024	$1,119	$1,031
Fidelity Advisor Freedom 2040 Fund	$1,004	$954	$1,044	$960
Fidelity Advisor Freedom 2045 Fund	$545	$518	$565	$521
Fidelity Advisor Freedom 2050 Fund	$402	$382	$417	$384
Fidelity Advisor Freedom 2055 Fund	$124	$118	$128	$119
Fidelity Advisor Freedom 2060 Fund	$5	$4	$5	$4
Fidelity Four-in-One Index Fund	$1,990	$1,898	$2,105	$1,910
Fidelity Freedom Income Fund	$1,112	$1,056	$1,153	$1,063
Fidelity Freedom 2005 Fund	$290	$276	$301	$277
Fidelity Freedom 2010 FundB	$2,200	$2,091	$2,284	$2,104
Fidelity Freedom 2015 Fund	$2,724	$2,589	$2,826	$2,605
Fidelity Freedom 2020 FundC	$5,856	$5,565	$6,072	$5,599
Fidelity Freedom 2025 Fund	$4,211	$4,000	$4,359	$4,025
Fidelity Freedom 2030 FundD	$4,999	$4,750	$5,183	$4,779
Fidelity Freedom 2035 Fund	$2,901	$2,756	$3,007	$2,773
Fidelity Freedom 2040 Fund	$3,155	$2,999	$3,273	$3,017
Fidelity Freedom 2045 Fund	$1,392	$1,322	$1,442	$1,330
Fidelity Freedom 2050 Fund	$1,113	$1,057	$1,152	$1,063
Fidelity Freedom 2055 Fund	$272	$258	$280	$260
Fidelity Freedom 2060 Fund	$11	$11	$11	$11
Fidelity Freedom Index Income Fund	$119	$113	$122	$113
Fidelity Freedom Index 2005 Fund	$36	$35	$38	$35
Fidelity Freedom Index 2010 Fund	$221	$210	$229	$211
Fidelity Freedom Index 2015 Fund	$433	$411	$447	$413
Fidelity Freedom Index 2020 Fund	$1,207	$1,145	$1,243	$1,152
Fidelity Freedom Index 2025 Fund	$859	$815	$884	$820
Fidelity Freedom Index 2030 Fund	$1,100	$1,044	$1,133	$1,050
Fidelity Freedom Index 2035 Fund	$638	$605	$657	$609
Fidelity Freedom Index 2040 Fund	$758	$719	$780	$723
Fidelity Freedom Index 2045 Fund	$388	$368	$399	$370
Fidelity Freedom Index 2050 Fund	$379	$359	$389	$361
Fidelity Freedom Index 2055 Fund	$105	$99	$107	$100
Fidelity Freedom Index 2060 Fund	$5	$5	$5	$5
Fidelity Freedom K® Income Fund	$869	$826	$903	$831
Fidelity Freedom K® 2005 Fund	$211	$200	$218	$201
Fidelity Freedom K® 2010 Fund	$1,567	$1,490	$1,632	$1,499
Fidelity Freedom K® 2015 Fund	$2,906	$2,763	$3,023	$2,780
Fidelity Freedom K® 2020 Fund	$7,919	$7,526	$8,210	$7,571
Fidelity Freedom K® 2025 Fund	$6,043	$5,740	$6,251	$5,774

AGGREGATE COMPENSATION FROM A FUND	Elizabeth S. Acton	John Engler	Albert R. Gamper, Jr.	Robert F. Gartland
Fidelity Freedom K® 2030 Fund	$7,343	$6,977	$7,608	$7,019
Fidelity Freedom K® 2035 Fund	$4,719	$4,483	$4,885	$4,510
Fidelity Freedom K® 2040 Fund	$5,050	$4,798	$5,230	$4,827
Fidelity Freedom K® 2045 Fund	$2,849	$2,705	$2,943	$2,721
Fidelity Freedom K® 2050 Fund	$2,352	$2,233	$2,428	$2,247
Fidelity Freedom K® 2055 Fund	$529	$501	$541	$504
Fidelity Freedom K® 2060 Fund	$17	$16	$17	$16

TOTAL COMPENSATION FROM THE FUND COMPLEXA	$421,167	$406,167	$467,000	$408,667

AGGREGATE COMPENSATION FROM A FUND	Arthur E. Johnson	Michael E. Kenneally	James H. Keyes	Marie L. Knowles	Mark A. Murray[2]
Fidelity Advisor Freedom Income Fund	$127	$118	$126	$148	$0
Fidelity Advisor Freedom 2005 Fund	$120	$112	$119	$140	$0
Fidelity Advisor Freedom 2010 Fund	$326	$303	$323	$379	$0
Fidelity Advisor Freedom 2015 Fund	$748	$696	$741	$869	$0
Fidelity Advisor Freedom 2020 Fund	$1,445	$1,344	$1,432	$1,680	$0
Fidelity Advisor Freedom 2025 Fund	$1,497	$1,390	$1,481	$1,741	$0
Fidelity Advisor Freedom 2030 Fund	$1,460	$1,357	$1,446	$1,697	$0
Fidelity Advisor Freedom 2035 Fund	$1,109	$1,031	$1,098	$1,289	$0
Fidelity Advisor Freedom 2040 Fund	$1,033	$960	$1,023	$1,200	$0
Fidelity Advisor Freedom 2045 Fund	$560	$521	$555	$652	$0
Fidelity Advisor Freedom 2050 Fund	$414	$384	$410	$482	$0
Fidelity Advisor Freedom 2055 Fund	$128	$119	$126	$150	$0
Fidelity Advisor Freedom 2060 Fund	$5	$4	$5	$6	$0
Fidelity Four-in-One Index Fund	$2,043	$1,910	$2,037	$2,267	$0
Fidelity Freedom Income Fund	$1,144	$1,063	$1,133	$1,332	$0
Fidelity Freedom 2005 Fund	$299	$277	$296	$348	$0
Fidelity Freedom 2010 FundB	$2,264	$2,104	$2,242	$2,634	$0
Fidelity Freedom 2015 Fund	$2,804	$2,605	$2,775	$3,261	$0
Fidelity Freedom 2020 FundC	$6,028	$5,599	$5,966	$7,014	$0
Fidelity Freedom 2025 Fund	$4,336	$4,025	$4,288	$5,049	$0
Fidelity Freedom 2030 FundD	$5,146	$4,779	$5,093	$5,986	$0
Fidelity Freedom 2035 Fund	$2,986	$2,773	$2,955	$3,474	$0
Fidelity Freedom 2040 Fund	$3,248	$3,017	$3,215	$3,776	$0
Fidelity Freedom 2045 Fund	$1,433	$1,330	$1,418	$1,668	$0
Fidelity Freedom 2050 Fund	$1,145	$1,063	$1,133	$1,333	$0
Fidelity Freedom 2055 Fund	$281	$260	$277	$328	$0
Fidelity Freedom 2060 Fund	$12	$11	$11	$14	$0
Fidelity Freedom Index Income Fund	$122	$113	$121	$143	$0
Fidelity Freedom Index 2005 Fund	$38	$35	$37	$44	$0
Fidelity Freedom Index 2010 Fund	$228	$211	$225	$265	$0
Fidelity Freedom Index 2015 Fund	$446	$413	$440	$520	$0
Fidelity Freedom Index 2020 Fund	$1,244	$1,152	$1,228	$1,452	$0
Fidelity Freedom Index 2025 Fund	$885	$820	$873	$1,034	$0
Fidelity Freedom Index 2030 Fund	$1,133	$1,050	$1,119	$1,323	$0
Fidelity Freedom Index 2035 Fund	$657	$609	$649	$767	$0
Fidelity Freedom Index 2040 Fund	$781	$723	$770	$912	$0
Fidelity Freedom Index 2045 Fund	$400	$370	$395	$468	$0
Fidelity Freedom Index 2050 Fund	$390	$361	$385	$457	$0

AGGREGATE COMPENSATION FROM A FUND	Arthur E. Johnson	Michael E. Kenneally	James H. Keyes	Marie L. Knowles	Mark A. Murray[2]
Fidelity Freedom Index 2055 Fund	$108	$100	$106	$127	$0
Fidelity Freedom Index 2060 Fund	$5	$5	$5	$7	$0
Fidelity Freedom K® Income Fund	$894	$831	$886	$1,040	$0
Fidelity Freedom K® 2005 Fund	$217	$201	$215	$252	$0
Fidelity Freedom K® 2010 Fund	$1,611	$1,499	$1,598	$1,872	$0
Fidelity Freedom K® 2015 Fund	$2,989	$2,780	$2,963	$3,473	$0
Fidelity Freedom K® 2020 Fund	$8,151	$7,571	$8,067	$9,490	$0
Fidelity Freedom K® 2025 Fund	$6,222	$5,774	$6,152	$7,250	$0
Fidelity Freedom K® 2030 Fund	$7,559	$7,019	$7,480	$8,800	$0
Fidelity Freedom K® 2035 Fund	$4,858	$4,510	$4,805	$5,655	$0
Fidelity Freedom K® 2040 Fund	$5,199	$4,827	$5,143	$6,053	$0
Fidelity Freedom K® 2045 Fund	$2,934	$2,721	$2,900	$3,419	$0
Fidelity Freedom K® 2050 Fund	$2,423	$2,247	$2,394	$2,827	$0
Fidelity Freedom K® 2055 Fund	$545	$504	$537	$640,22	$0
Fidelity Freedom K® 2060 Fund	$18	$16	$17	$22	$0

TOTAL COMPENSATION FROM THE FUND COMPLEXA	$429,500	$408,667	$436,167	$478,000	$0

[1]	Abigail P. Johnson and Jennifer Toolin McAuliffe are interested persons and are compensated by Fidelity.
[2]	Mr. Murray serves as an Advisory Board Member of Fidelity Aberdeen Street Trust effective July 1, 2016.
A	Reflects compensation received for the calendar year ended December 31, 2015 for 234 funds of 32 trusts (including Fidelity Central Investment Portfolios II LLC). Compensation figures include cash and may include amounts elected to be deferred. Certain individuals elected voluntarily to defer a portion of their compensation as follows: John M. Engler, $139,343; Robert F. Gartland, $180,000; and Michael E. Kenneally, $120,000.
B	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: John Engler, $1,880; Robert F. Gartland, $1,643; and Michael Kenneally, $1,095.
C	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: .John M. Engler, $5,004; Robert F. Gartland, $4,369; and Michael E. Kenneally, $2,913.
D	Compensation figures include cash and may include amounts elected to be deferred. Certain individuals’ aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: John M. Engler, $4,272; Robert F. Gartland, $3,729; and Michael E. Kenneally, $2,486.

APPENDIX I

Fixed Income And Asset Allocation Funds

Governance And Nominating Committee Charter

I.	Background

The investment companies managed by Fidelity Management & Research Company or its affiliates (collectively, “FMR”) or Geode Capital Management, LLC comprising the Fixed Income and Asset Allocation Funds of the Fidelity Funds are referred to as the “Funds”1; the Boards of Trustees of the Funds are referred to collectively as the “Board of Trustees” and the members are referred to as the “Trustees”; Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) of the Funds are referred to as the “Independent Trustees”; and committees of the Boards of Trustees are referred to as “Board Committees.” The Board of Trustees, including at least a majority of the Independent Trustees, have adopted this Charter, which may from time to time be amended or supplemented by vote of Board of Trustees, including at least a majority of the Independent Trustees, upon the recommendation of the Governance and Nominating Committee.

II.	Organization

This Section II describes the organization and governance functions of the Governance and Nominating Committee (the “Committee”).

A.	Composition of the Committee

The Committee shall be comprised solely of Independent Trustees and will have not less than three members. The members of the Committee will be determined annually, other than the Chair of the Committee, by vote of the Independent Trustees upon the recommendation of the Committee.

B.	Chair; Functions of the Chair

The Chair of the Committee (the “Chair”) shall be an Independent Trustee and shall serve as lead Independent Trustee. The Chair shall be elected by majority vote of the Independent Trustees, and shall serve for a term of three years, subject to extension on a year-to-year basis by vote of the Independent Trustees. In the absence of such Chair and any Vice Chair, a majority of the members of the Committee may designate an acting Chair of the Committee (who shall also in such circumstances be the acting lead Independent Trustee). Following the expiration of the Chair’s term, he or she shall retire from the Committee for at least one year.

The Chair shall have the following responsibilities:

(1) The Chair shall preside at all meetings of the Committee and shall be responsible for preparing meeting agendas. The Vice Chair, if any, or in such Vice Chair’s absence, any designated acting or other lead Independent Trustee alternate will preside in the Committee Chair’s absence.

(2) The Chair shall serve as Chair of the Operations Committee.

(3) The Chair shall serve as the principal liaison between the Independent Trustees and the management of FMR.

(4) At meetings of the Operations Committee or the full Board of Trustees, the Chair will report on the Committee’s recommendations on applicable resolutions and on any important actions by or discussions at the Committee.

[1]	The term “Funds” includes the investment-grade bond funds, the money market funds, the asset allocation funds and certain equity funds. The term “Funds” does not include any fund not overseen by the Board of Trustees.

APPENDIX I

(5) The Chair may make temporary assignments of members and chairs of other Board Committees to fill vacancies or to provide for absences.

(6) The Chair will coordinate with counsel for the Funds and/or counsel to the Independent Trustees on matters requiring legal advice.

C.	Meetings and Procedures of the Committee

(1) The Committee may determine its own rules of procedure, which shall be consistent with the Declaration of Trust of each Fund (or other charter document of the Fund), the Bylaws of such Fund and this Charter. The Committee shall meet at least four times annually or more frequently as circumstances require. The Chair or a majority of the members of the Committee may call a special meeting of the Committee.

(2) A majority of the members of the Committee, present in person or by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can communicate with each other, shall constitute a quorum. The Committee may take action by written consent if at least the number of Trustees required for approval of such action at a meeting of Trustees consent to the action in writing and the written consents are filed with the records of meetings of the Committee, unless otherwise required by applicable law.

(3) The Committee may form subcommittees for any purpose that the Committee deems appropriate and may delegate to such subcommittees such power and authority as the Committee deems appropriate. No subcommittee shall consist of fewer than two members. The Committee shall not delegate to a subcommittee any power or authority required by any law, regulation or listing standard to be exercised by the Committee or the Independent Trustees as a whole.

(4) The Committee may request that any trustees, officers or employees of a Fund, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such information as the Committee requests.

(5) The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of each Fund and delivered to the Board of Trustees, including a description of all actions taken by the Committee.

D.	Consultants; Investigations and Studies; Outside Advisers

The Committee shall have the authority to carry out its duties and responsibilities as set forth in this Charter. The Committee shall have authority to retain and terminate any third-party advisers, including authority to approve fees and other retention terms. Such advisers may include search firms to identify Independent Trustee candidates and board compensation consultants. The Committee may conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities, and may retain, at the Funds’ expense, such independent counsel or other advisers as it deems necessary.

E.	Particular Actions of the Committee

The Committee will:

(1) Periodically review Board and Committee procedures and Committee Charters.

(2) Periodically review Trustee compensation, and recommend any changes deemed by the Committee to be appropriate.

(3) Monitor corporate governance matters and make recommendations to the Board.

APPENDIX I

(4) Make recommendations on the frequency and structure of Board of Trustees meetings.

(5) Make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted.

(6) Make recommendations as to the size and members, the chair, vice chair if any, of each standing or ad hoc Board Committee. The chair and, unless such Committee is not a committee comprised of all Independent Trustees, the members of each Board Committee will be as determined by majority vote of the Independent Trustees upon the recommendation of the Committee. It is anticipated that members and chairs of any Committee will be designated annually (other than the Chairs of the Board Committees), with the chairs periodically rotated to give Independent Trustees the opportunity to broaden their experience. Rotation will be accomplished in a manner that provides reasonable continuity of membership.

(7) Review the annual calendar of Board Committee meetings and the schedule for consideration of routine or recurring matters.

(8) Make recommendations on the requirements for, and means of, Board of Trustees orientation and training.

(9) Act as administrative committee under the Funds’ fee deferral plan for Independent Trustees.

(10) Monitor the performance of legal counsel employed by the Funds and the Independent Trustees, and be responsible for the supervision of counsel for the Independent Trustees. The selection and oversight of fund counsel shall be the joint responsibility of the Committee and Fidelity. On behalf of the Independent Trustees, the Committee will make such findings and determinations as to the independence of counsel for the Independent Trustees as may be necessary or appropriate under applicable regulations or otherwise.

(11) Be responsible for oversight of Independent Trustees administrative matters, such as expense reimbursement policies and compensation for attendance at meetings, conferences and other events.

(12) Monitor compliance with, act as the administrator of, and make determinations in respect of (a) the provisions of the Code of Ethics applicable to the Independent Trustees, and (b) supplemental policies adopted by the Independent Trustees in respect of personal securities transactions of Independent Trustees.

(13) Monitor the functioning of the Board and Independent Trustees Committees and make recommendations for any changes, including the creation or elimination of such standing or ad hoc Committees.

(14) Monitor regulatory and other developments to determine whether to recommend modifications to the Committee’s responsibilities or other Trustee policies and procedures in light of rule changes, reports concerning “best practices” in corporate governance and other developments in mutual fund governance. The Committee will meet with the Independent Trustees at least once a year to discuss matters relating to Fund governance.

(15) Recommend that the Board or the Independent Trustees establish such special or ad hoc Committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board or of the Independent Trustees, or any individual trustee, to make such a recommendation at any time.

F.	Self-Evaluation of the Board of Trustees

The Committee shall be responsible for overseeing the annual self-evaluation of the Board of Trustees. The Committee shall establish procedures to allow it to exercise this oversight function. The Chair shall, or shall appoint an Independent Trustee to, conduct the annual self-evaluation.

APPENDIX I

In conducting this oversight, the Committee shall address all matters that the Committee considers relevant to the Board of Trustees’ performance.

The Committee shall report to the Board of Trustees on the results of its evaluation, including any recommended amendments to the principles of governance, and any recommended changes to the Funds’ or the Board of Trustees’ policies, procedures and structures. This report may be written or oral.

G.	Evaluation of the Continuing Participation of Independent Trustees

The Committee shall be responsible to assess whether any Independent Trustee, based on his or her continuing interest and commitment or level of participation, or on other specific and relevant reasons, in respect of the Funds, should not stand for election to the Board of Trustees at the next annual meeting of any Funds or, if no such annual meeting is scheduled for that year, should retire from the Board of Trustees within an appropriate time.

If the Committee determines that there is a reasonable basis, in its view, for concern about a particular Independent Trustee (an “Identified Trustee”), the Committee, under the leadership of the Chair, shall consult with each other Independent Trustee, including the Identified Trustee, as to the bases for the Committee’s concern, and the Committee thereafter shall take such action or make such suggestions as appropriate, including privately suggesting that such Independent Trustee retire, provided that no Independent Trustee shall be formally asked to retire from the Board of Trustees unless all other Independent Trustees unanimously agree.

III.	Nominating Committee Function

This Section III describes the nominating committee functions of the Committee.

A.	Identification of Candidates

The Committee will:

(1) Review periodically the size and composition of the Board of Trustees as a whole and recommend, if necessary, measures to be taken so that the Board of Trustees reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of Independent Trustees required by law.

(2) Periodically review the Independent Trustee’s Statement of Policy on Criteria for Selecting Independent Trustees (“Statement of Policy”), which may from time to time be revised by vote of a majority of Independent Trustees upon the recommendation of the Committee.

(3) Make nominations for the appointment or election of Independent Trustees in accordance with the Statement of Policy. The selection of Independent Trustees will be committed solely to the discretion of the Independent Trustees; persons so selected will be “disinterested” in terms of both the letter and spirit of the Investment Company Act.

(4) Make nominations for the appointment of any non-management member of any Advisory Board which the Board of Trustees shall have from time to time established. Each member of any Advisory Board shall serve at the pleasure of the Board of Trustees. Any Advisory Board shall be distinct from the Board of Trustees and shall serve such advisory functions as to investments and such other roles as may be designated by the Board of Trustees, but shall have no power to determine that any security or other investment shall be purchased or sold by any fund. In the discretion of the Board of Trustees, each Advisory Board member may be indemnified in respect of claims arising in connection with his or her services as such. Any member of an Advisory Board shall be compensated in accordance with policies in respect thereof adopted by the Board of Trustees. Service by a person on an Advisory Board shall not preclude such person’s subsequent service as a Trustee.

APPENDIX I

(5) Consider Independent Trustee candidates recommended by Fund shareholders. Any such candidates will be considered based upon the criteria applied to candidates presented to the Committee by a search firm or other sources, as set forth in the Statement of Policy. The names of such candidates should be submitted to the Chair in writing at the address maintained for communications with Independent Trustees. The submission should be accompanied by appropriate background material concerning the candidate that demonstrates his or her ability to serve as an Independent Trustee of the Funds. If the Committee retains a search firm, the Chair will generally forward such submissions to the search firm for evaluation unless the Committee concludes that the credentials of such candidate are not consistent with the criteria that are to be applied by the Committee in such search.

B.	Selection of the Chair, etc.

(1) The Committee will establish from time to time and as appropriate a procedure to choose a successor to the Chair with the objective that such successor shall be designated by a majority of the Independent Trustees as the Vice Chair of the Committee not later than one year before the expiration of the Chair’s term in order that there will be an orderly transition between them.

(2) Such Vice Chair shall serve such functions as may from time to time be designated by the Chair, and shall preside in such Chair’s absence.

(3) In the event of the death, incapacity or resignation of the Chair, the Vice Chair (if any) shall become the Chair without further action of the Committee or the Independent Trustees, and, in the absence of a Vice Chair, the remaining members of the Committee shall designate an acting Chair and initiate promptly a procedure to choose a successor Chair (who may be the acting Chair) by the vote of a majority of the Independent Trustees.

Amended at Trustees Meeting on November 19, 2015.

APPENDIX J

Fees billed by PwC or Deloitte Entities in each of the last two fiscal years for services rendered to each fund are shown in the table below. Appendix B identifies the independent registered public accounting firm for each fund.

March 31, 2016A	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Freedom 2005 Fund	$22,000	—	$5,100	$600
Fidelity Advisor Freedom 2010 Fund	$22,000	—	$5,100	$600
Fidelity Advisor Freedom 2015 Fund	$22,000	—	$5,100	$600
Fidelity Advisor Freedom 2020 Fund	$22,000	—	$5,100	$600
Fidelity Advisor Freedom 2025 Fund	$22,000	—	$5,100	$600
Fidelity Advisor Freedom 2030 Fund	$22,000	—	$5,100	$600
Fidelity Advisor Freedom 2035 Fund	$22,000	—	$5,100	$600
Fidelity Advisor Freedom 2040 Fund	$22,000	—	$5,100	$600
Fidelity Advisor Freedom 2045 Fund	$22,000	—	$5,100	$600
Fidelity Advisor Freedom 2050 Fund	$22,000	—	$5,100	$600
Fidelity Advisor Freedom 2055 Fund	$22,000	—	$5,100	$600
Fidelity Advisor Freedom 2060 Fund[1]	$22,000	—	$5,100	$600
Fidelity Advisor Freedom Income Fund	$22,000	—	$5,100	$600
Fidelity Freedom 2005 Fund	$26,000	—	$3,100	$1,300
Fidelity Freedom 2010 Fund	$26,000	—	$3,100	$1,300
Fidelity Freedom 2015 Fund	$26,000	—	$3,100	$1,300
Fidelity Freedom 2020 Fund	$26,000	—	$3,100	$1,300
Fidelity Freedom 2025 Fund	$26,000	—	$3,100	$1,300
Fidelity Freedom 2030 Fund	$26,000	—	$3,100	$1,300
Fidelity Freedom 2035 Fund	$26,000	—	$3,100	$1,300
Fidelity Freedom 2040 Fund	$26,000	—	$3,100	$1,300
Fidelity Freedom 2045 Fund	$26,000	—	$3,100	$1,300
Fidelity Freedom 2050 Fund	$26,000	—	$3,100	$1,300
Fidelity Freedom 2055 Fund	$26,000	—	$3,100	$1,300
Fidelity Freedom 2060 Fund[1]	$26,000	—	$3,100	$1,300
Fidelity Freedom Income Fund	$26,000	—	$3,100	$1,300
Fidelity Freedom Index 2005 Fund	$22,000	—	$4,900	$600
Fidelity Freedom Index 2010 Fund	$22,000	—	$4,900	$600
Fidelity Freedom Index 2015 Fund	$22,000	—	$4,900	$600
Fidelity Freedom Index 2020 Fund	$22,000	—	$4,900	$600
Fidelity Freedom Index 2025 Fund	$22,000	—	$4,900	$600
Fidelity Freedom Index 2030 Fund	$22,000	—	$4,900	$600
Fidelity Freedom Index 2035 Fund	$22,000	—	$4,900	$600
Fidelity Freedom Index 2040 Fund	$22,000	—	$4,900	$600
Fidelity Freedom Index 2045 Fund	$22,000	—	$4,900	$600
Fidelity Freedom Index 2050 Fund	$22,000	—	$4,900	$600
Fidelity Freedom Index 2055 Fund	$22,000	—	$4,900	$600
Fidelity Freedom Index 2060 Fund[1]	$21,000	—	$5,100	$600
Fidelity Freedom Index Income Fund	$28,000	—	$4,900	$600
Fidelity Freedom K® 2005 Fund	$26,000	—	$3,100	$1,300
Fidelity Freedom K® 2010 Fund	$26,000	—	$3,100	$1,300
Fidelity Freedom K® 2015 Fund	$26,000	—	$3,100	$1,300
Fidelity Freedom K® 2020 Fund	$26,000	—	$3,100	$1,300
Fidelity Freedom K® 2025 Fund	$26,000	—	$3,100	$1,300
Fidelity Freedom K® 2030 Fund	$26,000	—	$3,100	$1,300
Fidelity Freedom K® 2035 Fund	$26,000	—	$3,100	$1,300
Fidelity Freedom K® 2040 Fund	$26,000	—	$3,100	$1,300

March 31, 2016A	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Freedom K® 2045 Fund	$26,000	—	$3,100	$1,300
Fidelity Freedom K® 2050 Fund	$26,000	—	$3,100	$1,300
Fidelity Freedom K® 2055 Fund	$26,000	—	$3,100	$1,300
Fidelity Freedom K® 2060 Fund[1]	$26,000	—	$3,100	$1,300
Fidelity Freedom K® Income Fund	$26,000	—	$3,100	$1,300

March 31, 2015A	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Freedom 2005 Fund	$20,000	—	$4,700	$600
Fidelity Advisor Freedom 2010 Fund	$20,000	—	$4,700	$600
Fidelity Advisor Freedom 2015 Fund	$20,000	—	$4,700	$600
Fidelity Advisor Freedom 2020 Fund	$20,000	—	$4,700	$600
Fidelity Advisor Freedom 2025 Fund	$20,000	—	$4,700	$600
Fidelity Advisor Freedom 2030 Fund	$20,000	—	$4,700	$600
Fidelity Advisor Freedom 2035 Fund	$20,000	—	$4,700	$600
Fidelity Advisor Freedom 2040 Fund	$20,000	—	$4,700	$600
Fidelity Advisor Freedom 2045 Fund	$21,000	—	$5,800	$600
Fidelity Advisor Freedom 2050 Fund	$21,000	—	$5,800	$600
Fidelity Advisor Freedom 2055 Fund	$20,000	—	$4,700	$600
Fidelity Advisor Freedom 2060 Fund[1]	$15,000	—	$4,700	$600
Fidelity Advisor Freedom Income Fund	$20,000	—	$4,700	$400
Fidelity Freedom 2005 Fund	$22,000	—	$2,600	—
Fidelity Freedom 2010 Fund	$22,000	—	$2,600	—
Fidelity Freedom 2015 Fund	$22,000	—	$2,600	—
Fidelity Freedom 2020 Fund	$22,000	—	$2,600	—
Fidelity Freedom 2025 Fund	$22,000	—	$2,600	—
Fidelity Freedom 2030 Fund	$22,000	—	$2,500	—
Fidelity Freedom 2035 Fund	$22,000	—	$2,500	—
Fidelity Freedom 2040 Fund	$22,000	—	$2,500	—
Fidelity Freedom 2045 Fund	$22,000	—	$2,500	—
Fidelity Freedom 2050 Fund	$22,000	—	$2,600	—
Fidelity Freedom 2055 Fund	$24,000	—	$2,600	—
Fidelity Freedom 2060 Fund[1]	$16,000	—	$2,500	—
Fidelity Freedom Income Fund	$23,000	—	$2,600	—
Fidelity Freedom Index 2005 Fund	$17,000	—	$4,900	$600
Fidelity Freedom Index 2010 Fund	$17,000	—	$4,700	$600
Fidelity Freedom Index 2015 Fund	$17,000	—	$4,700	$600
Fidelity Freedom Index 2020 Fund	$17,000	—	$4,700	$600
Fidelity Freedom Index 2025 Fund	$17,000	—	$4,700	$600
Fidelity Freedom Index 2030 Fund	$17,000	—	$4,700	$600
Fidelity Freedom Index 2035 Fund	$17,000	—	$4,700	$600
Fidelity Freedom Index 2040 Fund	$17,000	—	$4,700	$600
Fidelity Freedom Index 2045 Fund	$17,000	—	$5,000	$600
Fidelity Freedom Index 2050 Fund	$17,000	—	$4,700	$600
Fidelity Freedom Index 2055 Fund	$17,000	—	$4,700	$600
Fidelity Freedom Index 2060 Fund[1]	$12,000	—	$4,700	$400
Fidelity Freedom Index Income Fund	$17,000	—	$4,700	$600
Fidelity Freedom K® 2005 Fund	$22,000	—	$2,600	—
Fidelity Freedom K® 2010 Fund	$22,000	—	$2,600	—
Fidelity Freedom K® 2015 Fund	$22,000	—	$2,600	—
Fidelity Freedom K® 2020 Fund	$22,000	—	$2,600	—

March 31, 2015A	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Freedom K® 2025 Fund	$22,000	—	$2,600	—
Fidelity Freedom K® 2030 Fund	$22,000	—	$2,600	—
Fidelity Freedom K® 2035 Fund	$22,000	—	$2,600	—
Fidelity Freedom K® 2040 Fund	$22,000	—	$2,600	—
Fidelity Freedom K® 2045 Fund	$22,000	—	$2,600	—
Fidelity Freedom K® 2050 Fund	$22,000	—	$2,600	—
Fidelity Freedom K® 2055 Fund	$24,000	—	$2,600	—
Fidelity Freedom K® 2060 Fund[1]	$16,000	—	$2,600	—
Fidelity Freedom K® Income Fund	$22,000	—	$2,500	—

February 29, 2016A	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Four-in-One Index Fund	$22,000	—	$2,800	$1,500

February 28, 2015A	Audit Fees	Audit- Related Fees	Tax Fees	All Other Fees
Fidelity Four-in-One Index Fund	$20,000	—	$2,400	—

A	Amounts may reflect rounding.
[1]	Fidelity Advisor Freedom 2060 Fund, Fidelity Freedom 2060 Fund, Fidelity Freedom K® 2060 Fund, and Fidelity Freedom Index 2060 Fund commenced operations on August 5, 2014.

“Audit Fees” represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

“All Other Fees” represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX K

Fees billed by PwC or Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund are shown in the table below.

March 31, 2016 feesA	Audit- Related Fees		Tax Fees	All Other Fees
PwC	$5,695,000		—	—
Deloitte Entities	$40,000		$10,000	—

March 31, 2015 feesA	Audit- Related Fees		Tax Fees	All Other Fees
PwC	$5,900,000	B	—	—
Deloitte Entities	—		—	$220,000	C

February 29, 2016 feesA	Audit- Related Fees		Tax Fees	All Other Fees
PwC	$5,695,000		—	—

February 28, 2015 feesA	Audit- Related Fees		Tax Fees	All Other Fees
PwC	$5,900,000		—	—

A	Amounts may reflect rounding.
B	May include amounts billed prior to the Fidelity Freedom 2060 Fund and Fidelity Freedom K® 2060 Fund’s commencement operations.
C	May include amounts billed prior to the Fidelity Advisor Freedom 2060 Fund and Fidelity Freedom Index 2060 Fund’s commencement operations.

“Audit Fees” represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund’s financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

“All Other Fees” represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

APPENDIX L

Aggregate non-audit fees billed by PwC or Deloitte Entities for services rendered to the funds and any Fund Service Provider for each of the last two fiscal years of the funds are shown below.

Fiscal Year End/Firm	Aggregate Non-Audit Fees
March 31, 2016A
PwC	$6,205,000
Deloitte Entities	$240,000
March 31, 2015A, B, C
PwC	$8,155,000
Deloitte Entities	$1,505,000
February 29, 2016A
PwC	$6,095,000
February 28, 2015A
PwC	$8,100,000

A	Aggregate amounts may reflect rounding.
B	May include amounts billed prior to the Fidelity Advisor Freedom 2060 Fund, Fidelity Freedom Index 2060 Fund, Fidelity Freedom 2060 Fund and Fidelity Freedom K® 2060 Fund’s commencement operations.
C	Reflects current period presentation.

APPENDIX M

The following tables describe the fees and expenses that may be incurred when you buy and hold shares of each of the funds. Each table of annual operating expenses provided below compares the expenses paid by each of the funds and classes, as applicable, during the fiscal year ended March 31, 2016, to the expenses that would have been paid during the same period if the New Advisory Contract has been in effect.

Fidelity Advisor Freedom Funds - Annual Operating Expenses

Fund	Class A Current Expenses	Class A Proposed Expenses	Class T Current Expenses	Class T Proposed Expenses	Class C Current Expenses	Class C Proposed Expenses	Class I Current Expenses	Class I Proposed Expenses
Advisor Freedom Income
Management Fee	None	0.47%	None	0.47%	None	0.47%	None	0.47%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.49%	0.00%	0.49%	0.00%	0.49%	0.00%	0.49%	0.00%
Total annual operating expenses	0.74%	0.72%	0.99%	0.97%	1.49%	1.47%	0.49%	0.47%
Advisor Freedom 2005
Management Fee	None	0.51%	None	0.51%	None	0.51%	None	0.51%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.55%	0.00%	0.55%	0.00%	0.55%	0.00%	0.55%	0.00%
Total annual operating expenses	0.80%	0.76%	1.05%	1.01%	1.55%	1.51%	0.55%	0.51%
Advisor Freedom 2010
Management Fee	None	0.55%	None	0.55%	None	0.55%	None	0.55%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.60%	0.00%	0.60%	0.00%	0.60%	0.00%	0.60%	0.00%
Total annual operating expenses	0.85%	0.80%	1.10%	1.05%	1.60%	1.55%	0.60%	0.55%
Advisor Freedom 2015
Management Fee	None	0.59%	None	0.59%	None	0.59%	None	0.59%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.64%	0.00%	0.64%	0.00%	0.64%	0.00%	0.64%	0.00%
Total annual operating expenses	0.89%	0.84%	1.14%	1.09%	1.64%	1.59%	0.64%	0.59%
Advisor Freedom 2020
Management Fee	None	0.63%	None	0.63%	None	0.63%	None	0.63%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.66%	0.00%	0.66%	0.00%	0.66%	0.00%	0.66%	0.00%
Total annual operating expenses	0.91%	0.88%	1.16%	1.13%	1.66%	1.63%	0.66%	0.63%
Advisor Freedom 2025
Management Fee	None	0.67%	None	0.67%	None	0.67%	None	0.67%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.69%	0.00%	0.69%	0.00%	0.69%	0.00%	0.69%	0.00%
Total annual operating expenses	0.94%	0.92%	1.19%	1.17%	1.69%	1.67%	0.69%	0.67%
Advisor Freedom 2030
Management Fee	None	0.71%	None	0.71%	None	0.71%	None	0.71%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.74%	0.00%	0.74%	0.00%	0.74%	0.00%	0.74%	0.00%
Total annual operating expenses	0.99%	0.96%	1.24%	1.21%	1.74%	1.71%	0.74%	0.71%

Fund	Class A Current Expenses	Class A Proposed Expenses	Class T Current Expenses	Class T Proposed Expenses	Class C Current Expenses	Class C Proposed Expenses	Class I Current Expenses	Class I Proposed Expenses
Advisor Freedom 2035
Management Fee	None	0.75%	None	0.75%	None	0.75%	None	0.75%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.77%	0.00%	0.77%	0.00%	0.77%	0.00%	0.77%	0.00%
Total annual operating expenses	1.02%	1.00%	1.27%	1.25%	1.77%	1.75%	0.77%	0.75%
Advisor Freedom 2040
Management Fee	None	0.75%	None	0.75%	None	0.75%	None	0.75%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.77%	0.00%	0.77%	0.00%	0.77%	0.00%	0.77%	0.00%
Total annual operating expenses	1.02%	1.00%	1.27%	1.25%	1.77%	1.75%	0.77%	0.75%
Advisor Freedom 2045
Management Fee	None	0.75%	None	0.75%	None	0.75%	None	0.75%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.77%	0.00%	0.77%	0.00%	0.77%	0.00%	0.77%	0.00%
Total annual operating expenses	1.02%	1.00%	1.27%	1.25%	1.77%	1.75%	0.77%	0.75%
Advisor Freedom 2050
Management Fee	None	0.75%	None	0.75%	None	0.75%	None	0.75%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.77%	0.00%	0.77%	0.00%	0.77%	0.00%	0.77%	0.00%
Total annual operating expenses	1.02%	1.00%	1.27%	1.25%	1.77%	1.75%	0.77%	0.75%
Advisor Freedom 2055
Management Fee	None	0.75%	None	0.75%	None	0.75%	None	0.75%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.77%	0.00%	0.77%	0.00%	0.77%	0.00%	0.77%	0.00%
Total annual operating expenses	1.02%	1.00%	1.27%	1.25%	1.77%	1.75%	0.77%	0.75%
Advisor Freedom 2060
Management Fee	None	0.75%	None	0.75%	None	0.75%	None	0.75%
Distribution and/or Service (12b-1) fees	0.25%	0.25%	0.50%	0.50%	1.00%	1.00%	None	None
Other expenses	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Acquired fund fees and expenses	0.77%	0.00%	0.77%	0.00%	0.77%	0.00%	0.77%	0.00%
Total annual operating expenses	1.02%	1.00%	1.27%	1.25%	1.77%	1.75%	0.77%	0.75%

The following table illustrates the expenses on a $10,000 investment under fees and expenses stated above, assuming (1) 5% annual return and (2) redemption if you sell all of your shares and if you hold your shares at the end of the time period.

	Class A		Class A		Class T		Class T		Class C		Class C		Class I
Fund	Current		Proposed		Current		Proposed		Current		Proposed		Current	Proposed
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
Advisor Freedom Income
1 year	$646	$646	$644	$644	$447	$447	$445	$445	$252	$152	$250	$150	$50	$48
3 years	$798	$798	$792	$792	$654	$654	$648	$648	$471	$471	$465	$465	$157	$151
5 years	$963	$963	$953	$953	$878	$878	$868	$868	$813	$813	$803	$803	$274	$263
10 years	$1,441	$1,441	$1,418	$1,418	$1,521	$1,521	$1,498	$1,498	$1,779	$1,779	$1,757	$1,757	$616	$591
Advisor Freedom 2005
1 year	$652	$652	$648	$648	$453	$453	$449	$449	$258	$158	$254	$154	$56	$52
3 years	$816	$816	$804	$804	$672	$672	$660	$660	$490	$490	$477	$477	$176	$164
5 years	$994	$994	$973	$973	$909	$909	$888	$888	$845	$845	$824	$824	$307	$285
10 years	$1,508	$1,508	$1,463	$1,463	$1,588	$1,588	$1,543	$1,543	$1,845	$1,845	$1,802	$1,802	$689	$640
Advisor Freedom 2010
1 year	$657	$657	$652	$652	$458	$458	$453	$453	$263	$163	$258	$158	$61	$56
3 years	$831	$831	$816	$816	$687	$687	$672	$672	$505	$505	$490	$490	$192	$176
5 years	$1,019	$1,019	$994	$994	$935	$935	$909	$909	$871	$871	$845	$845	$335	$307
10 years	$1,564	$1,564	$1,508	$1,508	$1,643	$1,643	$1,588	$1,588	$1,900	$1,900	$1,845	$1,845	$750	$689
Advisor Freedom 2015
1 year	$661	$661	$731	$731	$462	$462	$534	$534	$267	$167	$262	$162	$65	$60
3 years	$843	$843	$1,278	$1,278	$700	$700	$1,136	$1,136	$517	$517	$502	$502	$205	$189
5 years	$1,040	$1,040	$1,869	$1,869	$956	$956	$1,783	$1,783	$892	$892	$866	$866	$357	$329
10 years	$1,608	$1,608	$3,462	$3,462	$1,688	$1,688	$3,512	$3,512	$1,944	$1,944	$1,889	$1,889	$798	$738
Advisor Freedom 2020
1 year	$663	$663	$660	$660	$464	$464	$461	$461	$269	$169	$266	$166	$67	$64
3 years	$848	$848	$840	$840	$706	$706	$697	$697	$523	$523	$514	$514	$211	$202
5 years	$1,050	$1,050	$1,035	$1,035	$966	$966	$950	$950	$902	$902	$887	$887	$368	$351
10 years	$1,630	$1,630	$1,597	$1,597	$1,710	$1,710	$1,677	$1,677	$1,965	$1,965	$1,933	$1,933	$822	$786
Advisor Freedom 2025
1 year	$665	$665	$663	$663	$467	$467	$465	$465	$272	$172	$270	$170	$70	$68
3 years	$857	$857	$851	$851	$715	$715	$709	$709	$533	$533	$526	$526	$221	$214
5 years	$1,065	$1,065	$1,055	$1,055	$981	$981	$971	$971	$918	$918	$907	$907	$384	$373
10 years	$1,663	$1,663	$1,641	$1,641	$1,743	$1,743	$1,721	$1,721	$1,998	$1,998	$1,976	$1,976	$859	$835
Advisor Freedom 2030
1 year	$670	$670	$667	$667	$472	$472	$469	$469	$277	$177	$274	$174	$76	$73
3 years	$872	$872	$863	$863	$730	$730	$721	$721	$548	$548	$539	$539	$237	$227
5 years	$1,091	$1,091	$1,075	$1,075	$1,007	$1,007	$992	$992	$944	$944	$928	$928	$411	$395
10 years	$1,718	$1,718	$1,685	$1,685	$1,797	$1,797	$1,765	$1,765	$2,052	$2,052	$2,019	$2,019	$918	$883

	Class A		Class A		Class T		Class T		Class C		Class C		Class I
Fund	Current		Proposed		Current		Proposed		Current		Proposed		Current	Proposed
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
Advisor Freedom 2035
1 year	$673	$673	$671	$671	$475	$475	$473	$473	$280	$180	$278	$178	$79	$77
3 years	$881	$881	$875	$875	$739	$739	$733	$733	$557	$557	$551	$551	$246	$240
5 years	$1,106	$1,106	$1,096	$1,096	$1,023	$1,023	$1,012	$1,012	$959	$959	$949	$949	$428	$417
10 years	$1,751	$1,751	$1,729	$1,729	$1,830	$1,830	$1,808	$1,808	$2,084	$2,084	$2,062	$2,062	$954	$930
Advisor Freedom 2040
1 year	$673	$673	$671	$671	$475	$475	$473	$473	$280	$180	$278	$178	$79	$77
3 years	$881	$881	$875	$875	$739	$739	$733	$733	$557	$557	$551	$551	$246	$240
5 years	$1,106	$1,106	$1,096	$1,096	$1,023	$1,023	$1,012	$1,012	$959	$959	$949	$949	$428	$417
10 years	$1,751	$1,751	$1,729	$1,729	$1,830	$1,830	$1,808	$1,808	$2,084	$2,084	$2,062	$2,062	$954	$930
Advisor Freedom 2045
1 year	$673	$673	$671	$671	$475	$475	$473	$473	$280	$180	$278	$178	$79	$77
3 years	$881	$881	$875	$875	$739	$739	$733	$733	$557	$557	$551	$551	$246	$240
5 years	$1,106	$1,106	$1,096	$1,096	$1,023	$1,023	$1,012	$1,012	$959	$959	$949	$949	$428	$417
10 years	$1,751	$1,751	$1,729	$1,729	$1,830	$1,830	$1,808	$1,808	$2,084	$2,084	$2,062	$2,062	$954	$930
Advisor Freedom 2050
1 year	$673	$673	$671	$671	$475	$475	$473	$473	$280	$180	$278	$178	$79	$77
3 years	$881	$881	$875	$875	$739	$739	$733	$733	$557	$557	$551	$551	$246	$240
5 years	$1,106	$1,106	$1,096	$1,096	$1,023	$1,023	$1,012	$1,012	$959	$959	$949	$949	$428	$417
10 years	$1,751	$1,751	$1,729	$1,729	$1,830	$1,830	$1,808	$1,808	$2,084	$2,084	$2,062	$2,062	$954	$930
Advisor Freedom 2055
1 year	$673	$673	$671	$671	$475	$475	$473	$473	$280	$180	$278	$178	$79	$77
3 years	$881	$881	$875	$875	$739	$739	$733	$733	$557	$557	$551	$551	$246	$240
5 years	$1,106	$1,106	$1,096	$1,096	$1,023	$1,023	$1,012	$1,012	$959	$959	$949	$949	$428	$417
10 years	$1,751	$1,751	$1,729	$1,729	$1,830	$1,830	$1,808	$1,808	$2,084	$2,084	$2,062	$2,062	$954	$930
Advisor Freedom 2060
1 year	$673	$673	$671	$671	$475	$475	$473	$473	$280	$180	$278	$178	$79	$77
3 years	$881	$881	$875	$875	$739	$739	$733	$733	$557	$557	$551	$551	$246	$240
5 years	$1,106	$1,106	$1,096	$1,096	$1,023	$1,023	$1,012	$1,012	$959	$959	$949	$949	$428	$417
10 years	$1,751	$1,751	$1,729	$1,729	$1,830	$1,830	$1,808	$1,808	$2,084	$2,084	$2,062	$2,062	$954	$930

Fidelity Freedom Funds - Annual Operating Expenses

Fund	Current Expenses	Proposed Expenses
Fidelity Freedom Income Fund
Management Fee	None	0.47%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.49%	0.00%
Total annual operating expenses	0.49%	0.47%
Fidelity Freedom 2005 Fund
Management Fee	None	0.51%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.56%	0.00%
Total annual operating expenses	0.56%	0.51%
Fidelity Freedom 2010 Fund
Management Fee	None	0.55%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.60%	0.00%
Total annual operating expenses	0.60%	0.55%
Fidelity Freedom 2015 Fund
Management Fee	None	0.59%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.64%	0.00%
Total annual operating expenses	0.64%	0.59%
Fidelity Freedom 2020 Fund
Management Fee	None	0.63%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.67%	0.00%
Total annual operating expenses	0.67%	0.63%
Fidelity Freedom 2025 Fund
Management Fee	None	0.67%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.69%	0.00%
Total annual operating expenses	0.69%	0.67%
Fidelity Freedom 2030 Fund
Management Fee	None	0.71%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.75%	0.00%
Total annual operating expenses	0.75%	0.71%

Fidelity Freedom 2035 Fund
Management Fee	None	0.75%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.77%	0.00%
Total annual operating expenses	0.77%	0.75%
Fidelity Freedom 2040 Fund
Management Fee	None	0.75%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.77%	0.00%
Total annual operating expenses	0.77%	0.75%
Fidelity Freedom 2045 Fund
Management Fee	None	0.75%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.77%	0.00%
Total annual operating expenses	0.77%	0.75%
Fidelity Freedom 2050 Fund
Management Fee	None	0.75%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.77%	0.00%
Total annual operating expenses	0.77%	0.75%
Fidelity Freedom 2055 Fund
Management Fee	None	0.75%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.77%	0.00%
Total annual operating expenses	0.77%	0.75%
Fidelity Freedom 2060 Fund
Management Fee	None	0.75%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.00%	0.00%
Acquired fund fees and expenses	0.78%	0.00%
Total annual operating expenses	0.78%	0.75%

The following table illustrates the expenses on a $10,000 investment under fees and expenses stated above, assuming (1) 5% annual return and (2) redemption if you sell all of your shares and if you hold your shares at the end of the time period.

Fund	Current	Proposed
Fidelity Freedom Income Fund
1 year	$50	$48
3 years	$157	$151
5 years	$274	$263
10 years	$616	$591
Fidelity Freedom 2005 Fund
1 year	$57	$52
3 years	$179	$164
5 years	$313	$285
10 years	$701	$640
Fidelity Freedom 2010 Fund
1 year	$61	$56
3 years	$192	$176
5 years	$335	$307
10 years	$750	$689
Fidelity Freedom 2015 Fund
1 year	$65	$60
3 years	$205	$189
5 years	$357	$329
10 years	$798	$738
Fidelity Freedom 2020 Fund
1 year	$68	$64
3 years	$214	$202
5 years	$373	$351
10 years	$835	$786
Fidelity Freedom 2025 Fund
1 year	$70	$68
3 years	$221	$214
5 years	$384	$373
10 years	$859	$835
Fidelity Freedom 2030 Fund
1 year	$77	$73
3 years	$240	$227
5 years	$417	$395
10 years	$930	$883
Fidelity Freedom 2035 Fund
1 year	$79	$77
3 years	$246	$240
5 years	$428	$417
10 years	$954	$930
Fidelity Freedom 2040 Fund
1 year	$79	$77
3 years	$246	$240
5 years	$428	$417
10 years	$954	$930

Fund	Current	Proposed
Fidelity Freedom 2045 Fund
1 year	$79	$77
3 years	$246	$240
5 years	$428	$417
10 years	$954	$930
Fidelity Freedom 2050 Fund
1 year	$79	$77
3 years	$246	$240
5 years	$428	$417
10 years	$954	$930
Fidelity Freedom 2055 Fund
1 year	$79	$77
3 years	$246	$240
5 years	$428	$417
10 years	$954	$930
Fidelity Freedom 2060 Fund
1 year	$80	$77
3 years	$249	$240
5 years	$433	$417
10 years	$966	$930

Fidelity Freedom K® Funds - Annual Operating Expenses

Fund	Current	Proposed
Fidelity Freedom K® Income Fund
Management Fee	None	0.42%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.05%	0.00%
Acquired fund fees and expenses	0.39%	0.00%
Total annual operating expenses	0.44%	0.42%
Fidelity Freedom K® 2005 Fund
Management Fee	None	0.45%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.05%	0.00%
Acquired fund fees and expenses	0.44%	0.00%
Total annual operating expenses	0.49%	0.45%
Fidelity Freedom K® 2010 Fund
Management Fee	None	0.48%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.05%	0.00%
Acquired fund fees and expenses	0.48%	0.00%
Total annual operating expenses	0.53%	0.48%
Fidelity Freedom K® 2015 Fund
Management Fee	None	0.51%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.05%	0.00%
Acquired fund fees and expenses	0.51%	0.01%
Total annual operating expenses	0.56%	0.52%

Fund	Current	Proposed
Fidelity Freedom K® 2020 Fund
Management Fee	None	0.55%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.05%	0.00%
Acquired fund fees and expenses	0.53%	0.00%
Total annual operating expenses	0.58%	0.55%
Fidelity Freedom K® 2025 Fund
Management Fee	None	0.58%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.05%	0.00%
Acquired fund fees and expenses	0.56%	0.00%
Total annual operating expenses	0.61%	0.58%
Fidelity Freedom K® 2030 Fund
Management Fee	None	0.61%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.05%	0.00%
Acquired fund fees and expenses	0.60%	0.01%
Total annual operating expenses	0.65%	0.62%
Fidelity Freedom K® 2035 Fund
Management Fee	None	0.64%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.05%	0.00%
Acquired fund fees and expenses	0.62%	0.01%
Total annual operating expenses	0.67%	0.65%
Fidelity Freedom K® 2040 Fund
Management Fee	None	0.64%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.05%	0.00%
Acquired fund fees and expenses	0.62%	0.01%
Total annual operating expenses	0.67%	0.65%
Fidelity Freedom K® 2045 Fund
Management Fee	None	0.64%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.05%	0.00%
Acquired fund fees and expenses	0.62%	0.01%
Total annual operating expenses	0.67%	0.65%
Fidelity Freedom K® 2050 Fund
Management Fee	None	0.64%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.05%	0.00%
Acquired fund fees and expenses	0.62%	0.01%
Total annual operating expenses	0.67%	0.65%
Fidelity Freedom K® 2055 Fund
Management Fee	None	0.64%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.05%	0.00%
Acquired fund fees and expenses	0.62%	0.01%

Fund	Current	Proposed
Total annual operating expenses	0.67%	0.65%
Fidelity Freedom K® 2060 Fund
Management Fee	None	0.64%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.05%	0.00%
Acquired fund fees and expenses	0.62%	0.01%
Total annual operating expenses	0.67%	0.65%

The following table illustrates the expenses on a $10,000 investment under fees and expenses stated above, assuming (1) 5% annual return and (2) redemption if you sell all of your shares and if you hold your shares at the end of the time period.

Fund	Current	Proposed
Fidelity Freedom K Income Fund
1 year	$45	$43
3 years	$141	$135
5 years	$246	$235
10 years	$555	$530
Fidelity Freedom K 2005 Fund
1 year	$50	$46
3 years	$157	$144
5 years	$274	$252
10 years	$616	$567
Fidelity Freedom K 2010 Fund
1 year	$54	$49
3 years	$170	$154
5 years	$296	$269
10 years	$665	$604
Fidelity Freedom K 2015 Fund
1 year	$57	$53
3 years	$179	$167
5 years	$313	$291
10 years	$701	$653
Fidelity Freedom K 2020 Fund
1 year	$59	$56
3 years	$186	$176
5 years	$324	$307
10 years	$726	$689
Fidelity Freedom K 2025 Fund
1 year	$62	$59
3 years	$195	$186
5 years	$340	$324
10 years	$762	$726
Fidelity Freedom K 2030 Fund
1 year	$66	$63
3 years	$208	$199
5 years	$362	$346
10 years	$810	$774
Fidelity Freedom K 2035 Fund

Fund	Current	Proposed
1 year	$68	$66
3 years	$214	$208
5 years	$373	$362
10 years	$835	$810
Fidelity Freedom K 2040 Fund
1 year	$68	$66
3 years	$214	$208
5 years	$373	$362
10 years	$835	$810
Fidelity Freedom K 2045 Fund
1 year	$68	$66
3 years	$214	$208
5 years	$373	$362
10 years	$835	$810
Fidelity Freedom K 2050 Fund
1 year	$68	$66
3 years	$214	$208
5 years	$373	$362
10 years	$835	$810
Fidelity Freedom K 2055 Fund
1 year	$68	$66
3 years	$214	$208
5 years	$373	$362
10 years	$835	$810
Fidelity Freedom K 2060 Fund
1 year	$68	$66
3 years	$214	$208
5 years	$373	$362
10 years	$835	$810

APPENDIX N

The table below shows the aggregate amount paid to FMRC under the Current Advisory Contract for the fiscal year ended March 31, 2016, the amount FMRC would have been paid for the period if the New Advisory Contract had been in effect, and the difference between the two, expressed as a percentage of the aggregate amount paid under the Current Advisory Contract.

Funds	Aggregate Amount Under Current Advisory Contract	Aggregate Amount Under New Advisory Contract		% Difference
Fidelity Advisor Freedom 2005 Fund	$0	[$	]	[N/A	]
Fidelity Advisor Freedom 2010 Fund	$0	[$	]	[N/A	]
Fidelity Advisor Freedom 2015 Fund	$0	[$	]	[N/A	]
Fidelity Advisor Freedom 2020 Fund	$0	[$	]	[N/A	]
Fidelity Advisor Freedom 2025 Fund	$0	[$	]	[N/A	]
Fidelity Advisor Freedom 2030 Fund	$0	[$	]	[N/A	]
Fidelity Advisor Freedom 2035 Fund	$0	[$	]	[N/A	]
Fidelity Advisor Freedom 2040 Fund	$0	[$	]	[N/A	]
Fidelity Advisor Freedom 2045 Fund	$0	[$	]	[N/A	]
Fidelity Advisor Freedom 2050 Fund	$0	[$	]	[N/A	]
Fidelity Advisor Freedom 2055 Fund	$0	[$	]	[N/A	]
Fidelity Advisor Freedom 2060 Fund	$0	[$	]	[N/A	]
Fidelity Advisor Freedom Income Fund	$0	[$	]	[N/A	]
Fidelity Freedom 2005 Fund	$0	[$	]	[N/A	]
Fidelity Freedom 2010 Fund	$0	[$	]	[N/A	]
Fidelity Freedom 2015 Fund	$0	[$	]	[N/A	]
Fidelity Freedom 2020 Fund	$0	[$	]	[N/A	]
Fidelity Freedom 2025 Fund	$0	[$	]	[N/A	]
Fidelity Freedom 2030 Fund	$0	[$	]	[N/A	]
Fidelity Freedom 2035 Fund	$0	[$	]	[N/A	]
Fidelity Freedom 2040 Fund	$0	[$	]	[N/A	]
Fidelity Freedom 2045 Fund	$0	[$	]	[N/A	]
Fidelity Freedom 2050 Fund	$0	[$	]	[N/A	]
Fidelity Freedom 2055 Fund	$0	[$	]	[N/A	]
Fidelity Freedom 2060 Fund	$0	[$	]	[N/A	]
Fidelity Freedom Income Fund	$0	[$	]	[N/A	]
Fidelity Freedom K® 2005 Fund	$0	[$	]	[N/A	]
Fidelity Freedom K® 2010 Fund	$0	[$	]	[N/A	]
Fidelity Freedom K® 2015 Fund	$0	[$	]	[N/A	]
Fidelity Freedom K® 2020 Fund	$0	[$	]	[N/A	]
Fidelity Freedom K® 2025 Fund	$0	[$	]	[N/A	]
Fidelity Freedom K® 2030 Fund	$0	[$	]	[N/A	]
Fidelity Freedom K® 2035 Fund	$0	[$	]	[N/A	]
Fidelity Freedom K® 2040 Fund	$0	[$	]	[N/A	]
Fidelity Freedom K® 2045 Fund	$0	[$	]	[N/A	]
Fidelity Freedom K® 2050 Fund	$0	[$	]	[N/A	]
Fidelity Freedom K® 2055 Fund	$0	[$	]	[N/A	]
Fidelity Freedom K® 2060 Fund	$0	[$	]	[N/A	]
Fidelity Freedom K® Income Fund	$0	[$	]	[N/A	]

APPENDIX O

FORM OF

AMENDED and RESTATED

MANAGEMENT CONTRACT

between

FIDELITY ABERDEEN STREET TRUST

[FUND NAME]

and

FMR CO., INC.

AGREEMENT AMENDED and RESTATED as of this      day of [Month], 20    , by and between Fidelity Aberdeen Street Trust, a Delaware statutory trust which may issue one or more series of shares of beneficial interest (hereinafter called the “Trust”), on behalf of [Fund Name], (hereinafter called the “Fund”), and FMR Co., Inc., a Massachusetts corporation (hereinafter called the “Adviser”) as set forth in its entirety below.

1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Fund and shall, subject to the supervision of the Trust’s Board of Trustees, direct the investments of the Fund in accordance with the investment objective, policies and limitations as provided in the Fund’s Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the “1940 Act”), and such other limitations as the Fund may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund; and shall pay the salaries and fees of all officers of the Trust, of all Trustees of the Trust who are “interested persons” of the Trust or of the Adviser and of all personnel of the Trust or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Fund, to allocate the Fund’s assets among the various underlying Fidelity funds in which the Fund may invest and to otherwise buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Fund as permitted under the Fund’s investment policies. The Adviser shall from time to time make recommendations to the Trust’s Board of Trustees with respect to the Fund’s investment policies provided that the investment policies and all other actions of the Fund are and shall at all times be subject to the control and direction of the Trust’s Board of Trustees.

(b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Trust. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Fund, including but not limited to: (i) providing the Fund with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Fund, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Trust’s existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Fund’s shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Fund as an investment vehicle.

The Adviser shall also furnish such reports, evaluations, information or analyses to the Trust as the Trust’s Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.

(c) The Adviser undertakes to pay, either itself or through an affiliated company, all expenses involved in the operation of the Fund, except the following, which shall be paid by the Fund: (i) taxes; (ii) the fees and expenses of all Trustees of the Trust who are not “interested persons” of the Trust or of the Adviser; (iii) brokerage fees and commissions; (iv) redemption fees and other shareholder charges associated with investments in other mutual funds; (v) interest expenses with respect to borrowings by the Fund; (vi) Rule 12b-1 fees, if any; (vii) expenses of printing and mailing proxy materials to shareholders of the Fund; (viii) all other expenses incidental to holding meetings of the Fund’s shareholders, including proxy solicitations therefor; and (ix) such non-recurring and/or extraordinary expenses as may arise, including actions, suits or proceedings to which the Fund is or is threatened to be a party and the legal obligation that the Fund may have to indemnify the Trust’s Trustees and officers with respect thereto. It is understood that service charges billed directly to shareholders of the Fund, including charges for exchanges, redemptions, sub-accounting or other services, shall not be payable by the Adviser, but may be received and retained by the Adviser or its affiliates.

(d) The Adviser, either itself or through an affiliated company or through the Fund’s custodian, shall place all orders for the purchase and sale of Fidelity mutual fund shares for the Fund’s account with such underlying funds’ transfer agents. With respect to portfolio securities other than Fidelity mutual fund shares, the Adviser, either itself or through an affiliated company, shall place all purchase and sale orders for the Fund’s account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Fund and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Fund and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund.

The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Fund.

2. It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as a shareholder or otherwise.

3. For the services and facilities to be furnished hereunder, the Adviser shall receive a monthly management fee, payable monthly by each class of the Fund as soon as practicable after the last day of each month, at the annual rate for each class set forth in Schedule A of the average daily net assets of the class (computed in the manner set forth in the Trust’s Trust Instrument) throughout the month; provided that the fee for each class, so computed, shall be reduced by the compensation, including reimbursement of expenses, paid by the Fund to those Trustees who are not “interested persons” of the Trust or the Adviser.

In case of initiation or termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.

4. The services of the Adviser to the Fund are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser’s ability to meet all of its obligations with respect to rendering services to the Fund hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or other investment instrument.

5. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 5, this Contract shall continue in force until September     , 20    , and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund.

(b) This Contract may be modified by mutual consent subject to the provisions of Section 15 of the 1940 Act, as modified by or interpreted by any applicable order or orders of the Securities and Exchange Commission (the “Commission”) or any rules or regulations adopted by, or interpretative releases or no-action letters of, the Commission or its staff.

(c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 5, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

(d) Either party hereto may, at any time on sixty (60) days’ prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Fund by vote of a majority of the outstanding voting securities of the Fund. This Contract shall terminate automatically in the event of its assignment.

(e) In the event that the Fund shall issue any additional classes of shares, Schedule A of this Contract may be modified by mutual consent of the parties to set forth the management fee to be paid to the Adviser with respect to those additional classes of shares.

6. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Trust Instrument or other organizational documents and agrees that the obligations assumed by the Trust pursuant to this Contract shall be limited in all cases to the Fund and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other Funds of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Trust Instrument or other organizational documents are separate and distinct from those of any and all other Funds.

7. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

The terms “vote of a majority of the outstanding voting securities,” “assignment,” and “interested persons,” when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders or no-action letters as may be granted by the Commission or its staff.

[SIGNATURE LINES OMITTED]

Schedule A

Pursuant to paragraph 3 of this Agreement, each class will pay a management fee at the annual rate set forth in the table below of the average daily net assets of the class (computed in the manner set forth in the Trust’s Trust Instrument) throughout the month. “Years to Target Retirement Date” will be determined on the first day of the Fund’s then-current fiscal year and the corresponding annual rate will apply through the last day of that fiscal year.

Years to Target Retirement Date	Retail Class Annualized Rate (bp)
43	74.6
42	74.6
41	74.6
40	74.6
39	74.6
38	74.6
37	74.6
36	74.6
35	74.6
34	74.6
33	74.6
32	74.6
31	74.6
30	74.6
29	74.6
28	74.6
27	74.6
26	74.6
25	74.6
24	74.6
23	74.6
22	74.6
21	74.6
20	74.6
19	74.6
18	74.6
17	73.7
16	72.9
15	72.0
14	71.2
13	70.3
12	69.5
11	68.6
10	67.8
9	66.9
8	66.1
7	65.2
6	64.4
5	63.5
4	62.7
3	61.8
2	61.0
1	60.1
0	59.3
(1)	58.4
(2)	57.6
(3)	56.7
(4)	55.9

Years to Target Retirement Date	Retail Class Annualized Rate (bp)
(5)	55.0
(6)	54.2
(7)	53.3
(8)	52.5
(9)	51.6
(10)	50.8
(11)	49.9
(12)	49.1
(13)	48.2
(14)	47.4
(15)	46.5
Thereafter	46.5

Schedule A

Pursuant to paragraph 3 of this Agreement, each class will pay a management fee at the annual rate set forth in the table below of the average daily net assets of the class (computed in the manner set forth in the Trust’s Trust Instrument) throughout the month. “Years to Target Retirement Date” will be determined on the first day of the Fund’s then-current fiscal year and the corresponding annual rate will apply through the last day of that fiscal year.

Years to Target Retirement Date	Fidelity Advisor Annualized Rate (bp)
	Class A	Class C	Class T	Class I
43	74.6	74.6	74.6	74.6
42	74.6	74.6	74.6	74.6
41	74.6	74.6	74.6	74.6
40	74.6	74.6	74.6	74.6
39	74.6	74.6	74.6	74.6
38	74.6	74.6	74.6	74.6
37	74.6	74.6	74.6	74.6
36	74.6	74.6	74.6	74.6
35	74.6	74.6	74.6	74.6
34	74.6	74.6	74.6	74.6
33	74.6	74.6	74.6	74.6
32	74.6	74.6	74.6	74.6
31	74.6	74.6	74.6	74.6
30	74.6	74.6	74.6	74.6
29	74.6	74.6	74.6	74.6
28	74.6	74.6	74.6	74.6
27	74.6	74.6	74.6	74.6
26	74.6	74.6	74.6	74.6
25	74.6	74.6	74.6	74.6
24	74.6	74.6	74.6	74.6
23	74.6	74.6	74.6	74.6
22	74.6	74.6	74.6	74.6
21	74.6	74.6	74.6	74.6
20	74.6	74.6	74.6	74.6
19	74.6	74.6	74.6	74.6
18	74.6	74.6	74.6	74.6
17	73.7	73.7	73.7	73.7
16	72.9	72.9	72.9	72.9
15	72.0	72.0	72.0	72.0
14	71.2	71.2	71.2	71.2
13	70.3	70.3	70.3	70.3
12	69.5	69.5	69.5	69.5
11	68.6	68.6	68.6	68.6
10	67.8	67.8	67.8	67.8
9	66.9	66.9	66.9	66.9
8	66.1	66.1	66.1	66.1
7	65.2	65.2	65.2	65.2
6	64.4	64.4	64.4	64.4
5	63.5	63.5	63.5	63.5
4	62.7	62.7	62.7	62.7
3	61.8	61.8	61.8	61.8
2	61.0	61.0	61.0	61.0
1	60.1	60.1	60.1	60.1
0	59.3	59.3	59.3	59.3
(1)	58.4	58.4	58.4	58.4
(2)	57.6	57.6	57.6	57.6
(3)	56.7	56.7	56.7	56.7

Years to Target Retirement Date	Fidelity Advisor Annualized Rate (bp)
	Class A	Class C	Class T	Class I
(4)	55.9	55.9	55.9	55.9
(5)	55.0	55.0	55.0	55.0
(6)	54.2	54.2	54.2	54.2
(7)	53.3	53.3	53.3	53.3
(8)	52.5	52.5	52.5	52.5
(9)	51.6	51.6	51.6	51.6
(10)	50.8	50.8	50.8	50.8
(11)	49.9	49.9	49.9	49.9
(12)	49.1	49.1	49.1	49.1
(13)	48.2	48.2	48.2	48.2
(14)	47.4	47.4	47.4	47.4
(15)	46.5	46.5	46.5	46.5
Thereafter	46.5	46.5	46.5	46.5

Schedule A

Pursuant to paragraph 3 of this Agreement, each class will pay a management fee at the annual rate set forth in the table below of the average daily net assets of the class (computed in the manner set forth in the Trust’s Trust Instrument) throughout the month. “Years to Target Retirement Date” will be determined on the first day of the Fund’s then-current fiscal year and the corresponding annual rate will apply through the last day of that fiscal year.

Years to Target Retirement Date	Freedom K Class Annualized Rate (bp)
43	64.3
42	64.3
41	64.3
40	64.3
39	64.3
38	64.3
37	64.3
36	64.3
35	64.3
34	64.3
33	64.3
32	64.3
31	64.3
30	64.3
29	64.3
28	64.3
27	64.3
26	64.3
25	64.3
24	64.3
23	64.3
22	64.3
21	64.3
20	64.3
19	64.3
18	64.3
17	63.6
16	62.9
15	62.2
14	61.5
13	60.8
12	60.1
11	59.4
10	58.7
9	58.0
8	57.3
7	56.6
6	55.9
5	55.2
4	54.5
3	53.8
2	53.1
1	52.4
0	51.7

Years to Target Retirement Date	Freedom K Class Annualized Rate (bp)
(1)	51.0
(2)	50.3
(3)	49.6
(4)	48.9
(5)	48.2
(6)	47.5
(7)	46.8
(8)	46.1
(9)	45.4
(10)	44.8
(11)	44.1
(12)	43.5
(13)	42.8
(14)	42.2
(15)	41.5
Thereafter	41.5

APPENDIX P

Fund / Class	Total Expenses as of 3/31/2016 (bp)	Expected Total Expenses (bp)	Difference (bp)
Freedom 2060 Fund	78	75	-2
Freedom 2055 Fund	77	75	-2
Freedom 2050 Fund	77	75	-2
Freedom 2045 Fund	77	75	-2
Freedom 2040 Fund	77	75	-2
Freedom 2035 Fund	77	75	-2
Freedom 2030 Fund	75	71	-3
Freedom 2025 Fund	69	67	-2
Freedom 2020 Fund	67	63	-3
Freedom 2015 Fund	64	59	-5
Freedom 2010 Fund	60	55	-5
Freedom 2005 Fund	56	51	-5
Freedom Income Fund	49	47	-2
Freedom K 2060 Fund	67	65	-2
Freedom K 2055 Fund	67	65	-2
Freedom K 2050 Fund	67	65	-2
Freedom K 2045 Fund	67	65	-2
Freedom K 2040 Fund	67	65	-2
Freedom K 2035 Fund	67	65	-2
Freedom K 2030 Fund	65	62	-3
Freedom K 2025 Fund	61	58	-2
Freedom K 2020 Fund	58	55	-3
Freedom K 2015 Fund	56	52	-4
Freedom K 2010 Fund	53	49	-4
Freedom K 2005 Fund	49	45	-4
Freedom K Income Fund	44	42	-2
Advisor Freedom 2060 Fund
Class A	102	100	-2
Class C	177	175	-2
Class T	127	125	-2
Class I	77	75	-2
Advisor Freedom 2055 Fund
Class A	102	100	-2
Class C	177	175	-2
Class T	127	125	-2
Class I	77	75	-2
Advisor Freedom 2050 Fund
Class A	102	100	-2
Class C	177	175	-2
Class T	127	125	-2
Class I	77	75	-2
Advisor Freedom 2045 Fund
Class A	102	100	-2
Class C	177	175	-2
Class T	127	125	-2
Class I	77	75	-2

Fund / Class	Total Expenses as of 3/31/2016 (bp)	Expected Total Expenses (bp)	Difference (bp)
Advisor Freedom 2040 Fund
Class A	102	100	-2
Class C	177	175	-2
Class T	127	125	-2
Class I	77	75	-2
Advisor Freedom 2035 Fund
Class A	102	100	-2
Class C	177	175	-2
Class T	127	125	-2
Class I	77	75	-2
Advisor Freedom 2030 Fund
Class A	99	96	-3
Class C	174	171	-3
Class T	124	121	-3
Class I	74	71	-3
Advisor Freedom 2025 Fund
Class A	94	92	-2
Class C	169	167	-2
Class T	119	117	-2
Class I	69	67	-2
Advisor Freedom 2020 Fund
Class A	91	88	-3
Class C	166	163	-3
Class T	116	113	-3
Class I	66	63	-3
Advisor Freedom 2015 Fund
Class A	89	84	-5
Class C	164	159	-5
Class T	114	109	-5
Class I	61	59	-5
Advisor Freedom 2010 Fund
Class A	85	80	-5
Class C	160	155	-5
Class T	110	105	-5
Class I	60	55	-5
Advisor Freedom 2005 Fund
Class A	80	76	-4
Class C	155	151	-4
Class T	105	101	-4
Class I	55	51	-4
Advisor Freedom Income Fund
Class A	74	72	-2
Class C	149	147	-2
Class T	99	97	-2
Class I	49	47	-2

APPENDIX P

Funds Advised by FMRC - Table of Average Net Assets and Advisory Fees

The following table shows the average net assets and advisory fees for funds with similar investment objectives to each of the Fidelity Advisor Freedom Funds, Fidelity Freedom Funds, and Fidelity Freedom K Funds, and advised by FMRC as of the period indicated below. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout the fiscal period.

Fund Name	As of	Average Net Assets (millions)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMRCA
Fidelity Advisor Freedom Income Fund
Class A	3/31/16	110.9	0
Class T	3/31/16	49.5	0
Class C	3/31/16	15.2	0
Class I	3/31/16	80.6	0
Fidelity Advisor Freedom 2005 Fund
Class A	3/31/16	143.9	0
Class T	3/31/16	29.4	0
Class C	3/31/16	7.0	0
Class I	3/31/16	62.0	0
Fidelity Advisor Freedom 2010 Fund
Class A	3/31/16	373.1	0
Class T	3/31/16	97.9	0
Class C	3/31/16	32.6	0
Class I	3/31/16	149.5	0
Fidelity Advisor Freedom 2015 Fund
Class A	3/31/16	840.7	0
Class T	3/31/16	198.5	0
Class C	3/31/16	67.1	0
Class I	3/31/16	389.2	0
Fidelity Advisor Freedom 2020 Fund
Class A	3/31/16	1,595.9	0
Class T	3/31/16	414.4	0
Class C	3/31/16	108.2	0
Class I	3/31/16	779.8	0
Fidelity Advisor Freedom 2025 Fund
Class A	3/31/16	1,694.7	0
Class T	3/31/16	402.2	0
Class C	3/31/16	93.4	0
Class I	3/31/16	826.8	0
Fidelity Advisor Freedom 2030 Fund
Class A	3/31/16	1,548.7	0
Class T	3/31/16	432.9	0
Class C	3/31/16	88.1	0
Class I	3/31/16	864.8	0
Fidelity Advisor Freedom 2035 Fund
Class A	3/31/16	1,197.9	0
Class T	3/31/16	302.1	0
Class C	3/31/16	55.0	0
Class I	3/31/16	677.7	0

Fund Name	As of	Average Net Assets (millions)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMRCA
Fidelity Advisor Freedom 2040 Fund
Class A	3/31/16	1,049.2	0
Class T	3/31/16	315.9	0
Class C	3/31/16	74.3	0
Class I	3/31/16	634.5	0
Fidelity Advisor Freedom 2045 Fund
Class A	3/31/16	575.7	0
Class T	3/31/16	154.0	0
Class C	3/31/16	27.7	0
Class I	3/31/16	379.8	0
Fidelity Advisor Freedom 2050 Fund
Class A	3/31/16	389.6	0
Class T	3/31/16	124.2	0
Class C	3/31/16	24.3	0
Class I	3/31/16	299.2	0
Fidelity Advisor Freedom 2055 Fund
Class A	3/31/16	123.3	0
Class T	3/31/16	35.7	0
Class C	3/31/16	4.9	0
Class I	3/31/16	100.2	0
Fidelity Advisor Freedom 2060 Fund
Class A	3/31/16	5.2	0
Class T	3/31/16	1.9	0
Class C	3/31/16	0.9	0
Class I	3/31/16	2.7	0
Fidelity Freedom Income Fund	3/31/16	2,306.1	0
Fidelity Freedom 2005 Fund	3/31/16	603.6	0
Fidelity Freedom 2010 Fund	3/31/16	4,559.7	0
Fidelity Freedom 2015 Fund	3/31/16	5,656.2	0
Fidelity Freedom 2020 Fund	3/31/16	12,182.1	0
Fidelity Freedom 2025 Fund	3/31/16	8,796.5	0
Fidelity Freedom 2030 Fund	3/31/16	10,417.4	0
Fidelity Freedom 2035 Fund	3/31/16	6,054.2	0
Fidelity Freedom 2040 Fund	3/31/16	6,570.0	0
Fidelity Freedom 2045 Fund	3/31/16	2,909.8	0
Fidelity Freedom 2050 Fund	3/31/16	2,326.6	0
Fidelity Freedom 2055 Fund	3/31/16	578.7	0
Fidelity Freedom 2060 Fund	3/31/16	26.0	0
Fidelity Freedom Index Income Fund	3/31/16	207.7	0
Class W	3/31/16	52.9	0
Fidelity Freedom Index 2005 Fund	3/31/16	67.3	0
Class W	3/31/16	12.4	0
Fidelity Freedom Index 2010 Fund	3/31/16	380.3	0
Class W	3/31/16	103.5	0
Fidelity Freedom Index 2015 Fund	3/31/16		0
Class W	3/31/16		0
Fidelity Freedom Index 2020 Fund	3/31/16		0
Class W	3/31/16		0

Fund Name	As of	Average Net Assets (millions)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMRCA
Fidelity Freedom Index 2025 Fund	3/31/16	1,534.3	0
Class W	3/31/16	363.6	0
Fidelity Freedom Index 2030 Fund	3/31/16	1,907.8	0
Class W	3/31/16	535.5	0
Fidelity Freedom Index 2035 Fund	3/31/16	1,138.8	0
Class W	3/31/16	271.2	0
Fidelity Freedom Index 2040 Fund	3/31/16	1,304.3	0
Class W	3/31/16	386.0	0
Fidelity Freedom Index 2045 Fund	3/31/16	685.6	0
Class W	3/31/16	181.3	0
Fidelity Freedom Index 2050 Fund	3/31/16	655.7	0
Class W	3/31/16	195.3	0
Fidelity Freedom Index 2055 Fund	3/31/16	184.5	0
Class W	3/31/16	54.6	0
Fidelity Freedom Index 2060 Fund	3/31/16	10.2	0
Class W	3/31/16	2.9	0
Fidelity Freedom K® Income Fund	3/31/16	1,792.4	0
Fidelity Freedom K® 2005 Fund	3/31/16	438.2	0
Fidelity Freedom K® 2010 Fund	3/31/16	3,222.6	0
Fidelity Freedom K® 2015 Fund	3/31/16	6,000.3	0
Fidelity Freedom K® 2020 Fund	3/31/16	16,476.4	0
Fidelity Freedom K® 2025 Fund	3/31/16	12,637.9	0
Fidelity Freedom K® 2030 Fund	3/31/16	15,322.5	0
Fidelity Freedom K® 2035 Fund	3/31/16	9,867.9	0
Fidelity Freedom K® 2040 Fund	3/31/16	10,556.0	0
Fidelity Freedom K® 2045 Fund	3/31/16	5,982.5	0
Fidelity Freedom K® 2050 Fund	3/31/16	4,956.1	0
Fidelity Freedom K® 2055 Fund	3/31/16	1,135.8	0
Fidelity Freedom K® 2060 Fund	3/31/16	41.6	0
Fidelity Multi-Manager Income Fund	3/31/16	0.9	0
Class L	3/31/16	0.1	0
Class N	3/31/16	0.1	0
Fidelity Multi-Manager 2005 Fund	3/31/16	0.1	0
Class L	3/31/16	0.1	0
Class N	3/31/16	0.1	0
Fidelity Multi-Manager 2010 Fund	3/31/16	0.6	0
Class L	3/31/16	0.1	0
Class N	3/31/16	0.1	0
Fidelity Multi-Manager 2015 Fund	3/31/16	1.7	0
Class L	3/31/16	0.1	0
Class N	3/31/16	0.1	0
Fidelity Multi-Manager 2020 Fund	3/31/16	4.0	0
Class L	3/31/16	0.1	0
Class N	3/31/16	0.1	0
Fidelity Multi-Manager 2025 Fund	3/31/16	1.3	0
Class L	3/31/16	0.1	0
Class N	3/31/16	0.1	0

Fund Name	As of	Average Net Assets (millions)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMRCA
Fidelity Multi-Manager 2030 Fund	3/31/16	1.2	0
Class L	3/31/16	0.1	0
Class N	3/31/16	0.1	0
Fidelity Multi-Manager 2035 Fund	3/31/16	1.2	0
Class L	3/31/16	0.1	0
Class N	3/31/16	0.1	0
Fidelity Multi-Manager 2040 Fund	3/31/16	0.6	0
Class L	3/31/16	0.1	0
Class N	3/31/16	0.1	0
Fidelity Multi-Manager 2045 Fund	3/31/16	1.1	0
Class L	3/31/16	0.1	0
Class N	3/31/16	0.1	0
Fidelity Multi-Manager 2050 Fund	3/31/16	1.0	0
Class L	3/31/16	0.1	0
Class N	3/31/16	0.1	0
Fidelity Multi-Manager 2055 Fund	3/31/16	1.0	0
Class L	3/31/16	0.1	0
Class N	3/31/16	0.1	0
Fidelity Multi-Manager 2060 Fund	3/31/16	0.2	0
Class L	3/31/16	0.1	0
Class N	3/31/16	0.1	0
Fidelity Income Replacement 2016 Fund	7/31/15	4.8	0
Class A	7/31/15	0.1	0
Class T	7/31/15	0.1	0
Class C	7/31/15	0.4	0
Class I	7/31/15	0.0	0
Fidelity Income Replacement 2018 Fund	7/31/15	4.4	0
Class A	7/31/15	0.7	0
Class T	7/31/15	0.4	0
Class C	7/31/15	0.7	0
Class I	7/31/15	0.3	0
Fidelity Income Replacement 2020 Fund	7/31/15	6.9	0
Class A	7/31/15	1.0	0
Class T	7/31/15	0.2	0
Class C	7/31/15	0.7	0
Class I	7/31/15	0.2	0
Fidelity Income Replacement 2022 Fund	7/31/15	12.5	0
Class A	7/31/15	0.4	0
Class T	7/31/15	0.1	0
Class C	7/31/15	0.3	0
Class I	7/31/15	0.1	0
Fidelity Income Replacement 2024 Fund	7/31/15	7.8	0
Class A	7/31/15	0.3	0
Class T	7/31/15	0.2	0
Class C	7/31/15	0.2	0
Class I	7/31/15	0.0	0

Fund Name	As of	Average Net Assets (millions)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMRCA
Fidelity Income Replacement 2026 Fund	7/31/15	5.0	0
Class A	7/31/15	0.7	0
Class T	7/31/15	0.2	0
Class C	7/31/15	0.0	0
Class I	7/31/15	0.0	0
Fidelity Income Replacement 2028 Fund	7/31/15	24.2	0
Class A	7/31/15	0.7	0
Class T	7/31/15	0.3	0
Class C	7/31/15	0.1	0
Class I	7/31/15	0.1	0
Fidelity Income Replacement 2030 Fund	7/31/15	16.1	0
Class A	7/31/15	0.3	0
Class T	7/31/15	0.0	0
Class C	7/31/15	0.4	0
Class I	7/31/15	0.0	0
Fidelity Income Replacement 2032 Fund	7/31/15	7.9	0
Class A	7/31/15	0.4	0
Class T	7/31/15	0.0	0
Class C	7/31/15	0.1	0
Class I	7/31/15	0.1	0
Fidelity Income Replacement 2034 Fund	7/31/15	8.7	0
Class A	7/31/15	0.3	0
Class T	7/31/15	0.1	0
Class C	7/31/15	0.1	0
Class I	7/31/15	0.2	0
Fidelity Income Replacement 2036 Fund	7/31/15	7.7	0
Class A	7/31/15	0.3	0
Class T	7/31/15	0.9	0
Class C	7/31/15	0.4	0
Class I	7/31/15	0.0	0
Fidelity Income Replacement 2038 Fund	7/31/15	6.4	0
Class A	7/31/15	0.2	0
Class T	7/31/15	0.2	0
Class C	7/31/15	0.1	0
Class I	7/31/15	0.0	0
Fidelity Income Replacement 2040 Fund	7/31/15	8.7	0
Class A	7/31/15	0.1	0
Class T	7/31/15	0.5	0
Class C	7/31/15	0.3	0
Class I	7/31/15	0.0	0
Fidelity Income Replacement 2042 Fund	7/31/15	35.6	0
Class A	7/31/15	0.6	0
Class T	7/31/15	0.5	0
Class C	7/31/15	0.4	0
Class I	7/31/15	0.1	0

Fund Name	As of	Average Net Assets (millions)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMRCA
VIP Freedom Income Portfolio
Initial Class	12/31/15	14.9	0
Service Class	12/31/15	8.9	0
Service Class 2	12/31/15	12.1	0
VIP Freedom 2005 Portfolio
Initial Class	12/31/15	7.8	0
Service Class	12/31/15	0.5	0
Service Class 2	12/31/15	0.1	0
VIP Freedom 2010 Portfolio
Initial Class	12/31/15	34.6	0
Service Class	12/31/15	25.6	0
Service Class 2	12/31/15	235.1	0
VIP Freedom 2015 Portfolio
Initial Class	12/31/15	37.0	0
Service Class	12/31/15	16.4	0
Service Class 2	12/31/15	59.7	0
VIP Freedom 2020 Portfolio
Initial Class	12/31/15	91.3	0
Service Class	12/31/15	87.4	0
Service Class 2	12/31/15	576.8	0
VIP Freedom 2025 Portfolio
Initial Class	12/31/15	25.8	0
Service Class	12/31/15	35.6	0
Service Class 2	12/31/15	51.4	0
VIP Freedom 2030 Portfolio
Initial Class	12/31/15	69.0	0
Service Class	12/31/15	58.6	0
Service Class 2	12/31/15	156.7	0
VIP Freedom 2035 Portfolio
Initial Class	12/31/15	0.8	0
Service Class	12/31/15	1.9	0
Service Class 2	12/31/15	16.7	0
VIP Freedom 2040 Portfolio
Initial Class	12/31/15	14.8	0
Service Class	12/31/15	17.2	0
Service Class 2	12/31/15	11.3	0
VIP Freedom 2045 Portfolio
Initial Class	12/31/15	0.4	0
Service Class	12/31/15	0.4	0
Service Class 2	12/31/15	9.9	0
VIP Freedom 2050 Portfolio
Initial Class	12/31/15	2.0	0
Service Class	12/31/15	2.8	0
Service Class 2	12/31/15	8.0	0

Fund Name	As of	Average Net Assets (millions)	Ratio of Net Advisory Fees to Average Net Assets Paid to FMRCA
VIP Investor Freedom Income Portfolio	12/31/15	67.2	0
VIP Investor Freedom 2005 Portfolio	12/31/15	21.9	0
VIP Investor Freedom 2010 Portfolio	12/31/15	61.4	0
VIP Investor Freedom 2015 Portfolio	12/31/15	100.6	0
VIP Investor Freedom 2020 Portfolio	12/31/15	194.3	0
VIP Investor Freedom 2025 Portfolio	12/31/15	153.0	0
VIP Investor Freedom 2030 Portfolio	12/31/15	141.4	0
VIP Freedom Lifetime Income I Portfolio	12/31/15	14.3	0
VIP Freedom Lifetime Income II Portfolio	12/31/15	30.0	0
VIP Freedom Lifetime Income III Portfolio	12/31/15	19.4	0

(a)	FMRC does not charge an advisory fee in connection with advisory services.

APPENDIX R

For each of the Fidelity Advisor Freedom Funds, the Adviser has voluntarily agreed to reimburse fund shares to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of average net assets, exceed the following rates. Voluntary arrangements may be discontinued at any time.

Fund/Class Name	Current Expense Cap (in basis points)
Fidelity Advisor Freedom 2005 Fund: Class A	0.25%
Fidelity Advisor Freedom 2005 Fund: Class C	1.00%
Fidelity Advisor Freedom 2005 Fund: Class T	0.50%
Fidelity Advisor Freedom 2005 Fund: Class I	0.00%
Fidelity Advisor Freedom 2010 Fund: Class A	0.25%
Fidelity Advisor Freedom 2010 Fund: Class C	1.00%
Fidelity Advisor Freedom 2010 Fund: Class T	0.50%
Fidelity Advisor Freedom 2010 Fund: Class I	0.00%
Fidelity Advisor Freedom 2015 Fund: Class A	0.25%
Fidelity Advisor Freedom 2015 Fund: Class C	1.00%
Fidelity Advisor Freedom 2015 Fund: Class T	0.50%
Fidelity Advisor Freedom 2015 Fund: Class I	0.00%
Fidelity Advisor Freedom 2020 Fund: Class A	0.25%
Fidelity Advisor Freedom 2020 Fund: Class C	1.00%
Fidelity Advisor Freedom 2020 Fund: Class T	0.50%
Fidelity Advisor Freedom 2020 Fund: Class I	0.00%
Fidelity Advisor Freedom 2025 Fund: Class A	0.25%
Fidelity Advisor Freedom 2025 Fund: Class C	1.00%
Fidelity Advisor Freedom 2025 Fund: Class T	0.50%
Fidelity Advisor Freedom 2025 Fund: Class I	0.00%
Fidelity Advisor Freedom 2030 Fund: Class A	0.25%
Fidelity Advisor Freedom 2030 Fund: Class C	1.00%
Fidelity Advisor Freedom 2030 Fund: Class T	0.50%
Fidelity Advisor Freedom 2030 Fund: Class I	0.00%
Fidelity Advisor Freedom 2035 Fund: Class A	0.25%
Fidelity Advisor Freedom 2035 Fund: Class C	1.00%
Fidelity Advisor Freedom 2035 Fund: Class T	0.50%
Fidelity Advisor Freedom 2035 Fund: Class I	0.00%
Fidelity Advisor Freedom 2040 Fund: Class A	0.25%
Fidelity Advisor Freedom 2040 Fund: Class C	1.00%
Fidelity Advisor Freedom 2040 Fund: Class T	0.50%
Fidelity Advisor Freedom 2040 Fund: Class I	0.00%
Fidelity Advisor Freedom 2045 Fund: Class A	0.25%

Fund/Class Name	Current Expense Cap (in basis points)
Fidelity Advisor Freedom 2045 Fund: Class C	1.00%
Fidelity Advisor Freedom 2045 Fund: Class T	0.50%
Fidelity Advisor Freedom 2045 Fund: Class I	0.00%
Fidelity Advisor Freedom 2050 Fund: Class A	0.25%
Fidelity Advisor Freedom 2050 Fund: Class C	1.00%
Fidelity Advisor Freedom 2050 Fund: Class T	0.50%
Fidelity Advisor Freedom 2050 Fund: Class I	0.00%
Fidelity Advisor Freedom 2055 Fund: Class A	0.25%
Fidelity Advisor Freedom 2055 Fund: Class C	1.00%
Fidelity Advisor Freedom 2055 Fund: Class T	0.50%
Fidelity Advisor Freedom 2055 Fund: Class I	0.00%
Fidelity Advisor Freedom 2060 Fund: Class A	0.25%
Fidelity Advisor Freedom 2060 Fund: Class C	1.00%
Fidelity Advisor Freedom 2060 Fund: Class T	0.50%
Fidelity Advisor Freedom 2060 Fund: Class I	0.00%
Fidelity Advisor Freedom Income Fund: Class A	0.25%
Fidelity Advisor Freedom Income Fund: Class C	1.00%
Fidelity Advisor Freedom Income Fund: Class T	0.50%
Fidelity Advisor Freedom Income Fund: Class I	0.00%

FMR has contractually agreed to reimburse each class of each Fidelity Freedom Index Fund to the extent that total operating expenses (including acquired fund fees and expenses, but excluding interest, certain taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses, if any, incurred by the fund or an acquired fund in which the fund invests), exceed the percentage of their average net assets shown in the table below. These arrangements will remain in effect through the expiration dates in the table below. FMR may not terminate these arrangements before the expiration date without the approval of the Board of Trustees.

Fund/Class Names	Current Expense Cap (in basis points)	Expiration Date
Fidelity Freedom Index 2005 Fund	0.16%	May 31, 2019
Fidelity Freedom Index 2005 Fund: Class W	0.10%	May 31, 2019
Fidelity Freedom Index 2010 Fund	0.16%	May 31, 2019
Fidelity Freedom Index 2010 Fund: Class W	0.10%	May 31, 2019
Fidelity Freedom Index 2015 Fund	0.16%	May 31, 2019
Fidelity Freedom Index 2015 Fund: Class W	0.10%	May 31, 2019
Fidelity Freedom Index 2020 Fund	0.16%	May 31, 2019
Fidelity Freedom Index 2020 Fund: Class W	0.10%	May 31, 2019
Fidelity Freedom Index 2025 Fund	0.16%	May 31, 2019
Fidelity Freedom Index 2025 Fund: Class W	0.10%	May 31, 2019
Fidelity Freedom Index 2030 Fund	0.16%	May 31, 2019

Fund/Class Names	Current Expense Cap (in basis points)	Expiration Date
Fidelity Freedom Index 2030 Fund: Class W	0.10%	May 31, 2019
Fidelity Freedom Index 2035 Fund	0.16%	May 31, 2019
Fidelity Freedom Index 2035 Fund: Class W	0.10%	May 31, 2019
Fidelity Freedom Index 2040 Fund	0.16%	May 31, 2019
Fidelity Freedom Index 2040 Fund: Class W	0.10%	May 31, 2019
Fidelity Freedom Index 2045 Fund	0.16%	May 31, 2019
Fidelity Freedom Index 2045 Fund: Class W	0.10%	May 31, 2019
Fidelity Freedom Index 2050 Fund	0.16%	May 31, 2019
Fidelity Freedom Index 2050 Fund: Class W	0.10%	May 31, 2019
Fidelity Freedom Index 2055 Fund	0.16%	May 31, 2019
Fidelity Freedom Index 2055 Fund: Class W	0.10%	May 31, 2019
Fidelity Freedom Index 2060 Fund	0.16%	May 31, 2019
Fidelity Freedom Index 2060 Fund: Class W	0.10%	May 31, 2019
Fidelity Freedom Index Income Fund	0.16%	May 31, 2019
Fidelity Freedom Index Income Fund: Class W	0.10%	May 31, 2019

APPENDIX S

The following tables include sales charge revenue collected and retained by FDC and fees FDC received from each Fidelity Advisor Freedom Fund pursuant to Distribution and Service Plans under Rule 12b-1 for the fiscal year ended March 31, 2016.

	Sales Charge Revenue		CDSC Revenue
Fund	Amount Paid to FDC	Amount Retained by FDC	Amount Paid to FDC	Amount Retained by FDC
Fidelity Advisor Freedom Income Fund - Class A	$23,643	$11,578	$60	$60
Fidelity Advisor Freedom Income Fund - Class C	—	—	$1,331	$1,331
Fidelity Advisor Freedom Income Fund - Class T	$11,339	$2,039	$1	$1
Fidelity Advisor Freedom 2005 Fund - Class A	$12,083	$2,074	$0	$0
Fidelity Advisor Freedom 2005 Fund - Class C	—	—	$1,056	$1,056
Fidelity Advisor Freedom 2005 Fund - Class T	$5,568	$972	$0	$0
Fidelity Advisor Freedom 2010 Fund - Class A	$32,748	$8,263	$71	$71
Fidelity Advisor Freedom 2010 Fund - Class C	—	—	$2,908	$2,908
Fidelity Advisor Freedom 2010 Fund - Class T	$20,384	$3,981	$37	$37
Fidelity Advisor Freedom 2015 Fund - Class A	$115,323	$28,338	$116	$116
Fidelity Advisor Freedom 2015 Fund - Class C	—	—	$5,495	$5,495
Fidelity Advisor Freedom 2015 Fund - Class T	$46,468	$8,711	$28	$28
Fidelity Advisor Freedom 2020 Fund - Class A	$294,230	$64,431	$381	$381
Fidelity Advisor Freedom 2020 Fund - Class C	—	—	$12,128	$12,128
Fidelity Advisor Freedom 2020 Fund - Class T	$160,552	$30,491	$0	$0
Fidelity Advisor Freedom 2025 Fund - Class A	$349,251	$74,991	$535	$535
Fidelity Advisor Freedom 2025 Fund - Class C	—	—	$8,616	$8,616
Fidelity Advisor Freedom 2025 Fund - Class T	$243,123	$43,666	$11	$11
Fidelity Advisor Freedom 2030 Fund - Class A	$429,894	$84,609	$242	$242
Fidelity Advisor Freedom 2030 Fund - Class C	—	—	$9,329	$9,329
Fidelity Advisor Freedom 2030 Fund - Class T	$256,121	$44,341	$141	$141

	Sales Charge Revenue		CDSC Revenue
Fund	Amount Paid to FDC	Amount Retained by FDC	Amount Paid to FDC	Amount Retained by FDC
Fidelity Advisor Freedom 2035 Fund - Class A	$410,038	$76,750	$354	$354
Fidelity Advisor Freedom 2035 Fund - Class C	—	—	$8,889	$8,889
Fidelity Advisor Freedom 2035 Fund - Class T	$248,260	$41,049	$52	$52
Fidelity Advisor Freedom 2040 Fund - Class A	$418,978	$80,716	$577	$577
Fidelity Advisor Freedom 2040 Fund - Class C	—	—	$9,227	$9,227
Fidelity Advisor Freedom 2040 Fund - Class T	$204,679	$36,541	$178	$178
Fidelity Advisor Freedom 2045 Fund - Class A	$280,699	$47,487	$192	$192
Fidelity Advisor Freedom 2045 Fund - Class C	—	—	$4,650	$4,650
Fidelity Advisor Freedom 2045 Fund - Class T	$144,719	$24,835	$43	$43
Fidelity Advisor Freedom 2050 Fund - Class A	$241,219	$45,652	$462	$462
Fidelity Advisor Freedom 2050 Fund - Class C	—	—	$7,692	$7,692
Fidelity Advisor Freedom 2050 Fund - Class T	$86,039	$14,874	$35	$35
Fidelity Advisor Freedom 2055 Fund - Class A	$133,773	$22,785	$75	$75
Fidelity Advisor Freedom 2055 Fund - Class C	—	—	$1,422	$1,422
Fidelity Advisor Freedom 2055 Fund - Class T	$65,238	$10,501	$9	$9
Fidelity Advisor Freedom 2060 Fund - Class A	$9,970	$1,779	$0	$0
Fidelity Advisor Freedom 2060 Fund - Class C	—	—	$811	$0
Fidelity Advisor Freedom 2060 Fund - Class T	$3,019	$775	$0	$0

CLASS A DISTRIBUTION AND SERVICE FEES

Fund	Distribution Fees Paid to FDC	Distribution Fees Paid by FDC to Intermediaries	Distribution Fees Retained by FDC*	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC*
Fidelity Advisor Freedom Income Fund	—	—	—	$277,081	$266,946	$10,135
Fidelity Advisor Freedom 2005 Fund	—	—	—	$359,556	$340,630	$18,926
Fidelity Advisor Freedom 2010 Fund	—	—	—	$931,579	$894,035	$37,544
Fidelity Advisor Freedom 2015 Fund	—	—	—	$2,099,475	$2,013,375	$86,100
Fidelity Advisor Freedom 2020 Fund	—	—	—	$3,985,834	$3,833,197	$152,637
Fidelity Advisor Freedom 2025 Fund	—	—	—	$4,232,084	$4,068,432	$163,652
Fidelity Advisor Freedom 2030 Fund	—	—	—	$3,867,072	$3,726,580	$140,492
Fidelity Advisor Freedom 2035 Fund	—	—	—	$2,991,211	$2,861,170	$130,041
Fidelity Advisor Freedom 2040 Fund	—	—	—	$2,619,504	$2,531,103	$88,401
Fidelity Advisor Freedom 2045 Fund	—	—	—	$1,437,379	$1,378,079	$59,300
Fidelity Advisor Freedom 2050 Fund	—	—	—	$972,805	$944,861	$27,944
Fidelity Advisor Freedom 2055 Fund	—	—	—	$307,864	$300,916	$6,948
Fidelity Advisor Freedom 2060 Fund	—	—	—	$13,085	$13,085	$0

*	Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

CLASS T DISTRIBUTION AND SERVICE FEES

Fund	Distribution Fees Paid to FDC	Distribution Fees Paid by FDC to Intermediaries	Distribution Fees Retained by FDC*	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC*
Fidelity Advisor Freedom Income Fund	$123,638	$123,638	$0	$123,638	$123,638	$0
Fidelity Advisor Freedom 2005 Fund	$73,516	$73,516	$0	$73,516	$73,516	$0
Fidelity Advisor Freedom 2010 Fund	$244,671	$243,726	$945	$244,671	$243,726	$945
Fidelity Advisor Freedom 2015 Fund	$495,970	$495,970	$0	$495,970	$495,970	$0
Fidelity Advisor Freedom 2020 Fund	$1,035,170	$1,035,170	$0	$1,035,170	$1,035,170	$0
Fidelity Advisor Freedom 2025 Fund	$1,004,668	$1,004,668	$0	$1,004,668	$1,004,668	$0
Fidelity Advisor Freedom 2030 Fund	$1,081,184	$1,081,184	$0	$1,081,184	$1,081,184	$0
Fidelity Advisor Freedom 2035 Fund	$754,360	$754,360	$0	$754,360	$754,360	$0
Fidelity Advisor Freedom 2040 Fund	$788,996	$788,394	$602	$788,996	$788,394	$602
Fidelity Advisor Freedom 2045 Fund	$384,619	$384,619	$0	$384,619	$384,619	$0
Fidelity Advisor Freedom 2050 Fund	$310,161	$310,161	$0	$310,161	$310,161	$0
Fidelity Advisor Freedom 2055 Fund	$89,272	$88,979	$293	$89,272	$88,979	$293
Fidelity Advisor Freedom 2060 Fund	$4,680	$0	$4,680	$4,680	$0	$4,680

*	Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

CLASS C DISTRIBUTION AND SERVICE FEES

Fund	Distribution Fees Paid to FDC	Distribution Fees Paid by FDC to Intermediaries	Distribution Fees Retained by FDC*	Service Fees Paid to FDC	Service Fees Paid by FDC to Intermediaries	Service Fees Retained by FDC*
Fidelity Advisor Freedom Income Fund	$113,943	$100,489	$13,454	$37,981	$33,496	$4,485
Fidelity Advisor Freedom 2005 Fund	$52,457	$48,426	$4,031	$17,486	$16,142	$1,344
Fidelity Advisor Freedom 2010 Fund	$244,108	$230,450	$13,658	$81,369	$76,816	$4,553
Fidelity Advisor Freedom 2015 Fund	$502,978	$465,686	$37,292	$167,659	$155,228	$12,431
Fidelity Advisor Freedom 2020 Fund	$810,466	$728,736	$81,730	$270,155	$242,911	$27,244
Fidelity Advisor Freedom 2025 Fund	$699,671	$625,638	$74,033	$233,224	$208,547	$24,677
Fidelity Advisor Freedom 2030 Fund	$660,322	$591,186	$69,136	$220,107	$197,062	$23,045
Fidelity Advisor Freedom 2035 Fund	$412,033	$364,287	$47,746	$137,344	$121,429	$15,915
Fidelity Advisor Freedom 2040 Fund	$556,389	$504,308	$52,081	$185,463	$168,102	$17,361
Fidelity Advisor Freedom 2045 Fund	$170,204	$137,015	$33,189	$56,735	$45,672	$11,063
Fidelity Advisor Freedom 2050 Fund	$182,387	$156,608	$25,779	$60,796	$52,203	$8,593
Fidelity Advisor Freedom 2055 Fund	$36,937	$24,362	$12,575	$12,312	$8,120	$4,192
Fidelity Advisor Freedom 2060 Fund	$6,832	$0	$6,832	$2,277	$0	$2,277

*	Amounts retained by FDC represent fees paid to FDC but not yet reallowed to intermediaries as of the close of the period reported and fees paid to FDC that are not eligible to be reallowed to intermediaries. Amounts not eligible for reallowance are retained by FDC for use in its capacity as distributor.

Fidelity Investments & Pyramid Design, Fidelity Freedom, Fidelity Advisor, Fidelity, and Fidelity Freedom K are registered service marks of FMR LLC. © 2016 FMR LLC. All rights reserved.

Any third-party marks that may appear above are the marks of their respective owners.

1.9870087.100	ABDN16-PXS-0716

Form of Proxy Card: [Insert Fund Name(s) here]

Fidelity Investments® (logo)			Vote this proxy card TODAY!

Your prompt response will save the expense

PO Box 673023			of additional mailings.
Dallas, TX 75267-3023

Vote by Internet, Touch-Tone Telephone, or Mail!

		LOG-ON:	Vote on the Internet at www.proxyvote.com/ proxy and follow the on-screen instructions.

		CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]	[Client Code prints here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Jason P. Pogorelec, and Albert R. Gamper, Jr., or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on October 28, 2016 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder’s name and ad-	CONTINUED AND TO BE SIGNED
dress prints here]	ON REVERSE SIDE
[Card Code prints here]

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:	☐	☐	☐

1.	To elect a Board of Trustees.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominees(s) on the line above.

(01) Elizabeth S. Acton	(07) Michael E. Kenneally
(02) John Engler	(08) James H. Keyes
(03) Albert R. Gamper, Jr.	(09) Marie L. Knowles
(04) Robert F. Gartland	(10) Jennifer Toolin McAuliffe
(05) Abigail P. Johnson	(11) Mark A. Murray
(06) Arthur E. Johnson

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Signature (PLEASE SIGN WITHIN BOX)	Date	[Card Code prints here]	Signature (Joint Owners)	Date

Form of Proxy Card: [Insert Fund Name(s) here]

Fidelity Investments® (logo)			Vote this proxy card TODAY!

Your prompt response will save the expense

PO Box 673023			of additional mailings.
Dallas, TX 75267-3023

Vote by Internet, Touch-Tone Telephone, or Mail!

		LOG-ON:	Vote on the Internet at www.proxyvote.com/ proxy and follow the on-screen instructions.

		CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]	[Client Code prints here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Jason P. Pogorelec, and Albert R. Gamper, Jr., or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on October 28, 2016 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder’s name and ad-	CONTINUED AND TO BE SIGNED
dress prints here]	ON REVERSE SIDE

[Card Code prints here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:	☐	☐	☐

1.	To elect a Board of Trustees.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominees(s) on the line above.

(01) Elizabeth S. Acton	(07) Michael E. Kenneally
(02) John Engler	(08) James H. Keyes
(03) Albert R. Gamper, Jr.	(09) Marie L. Knowles
(04) Robert F. Gartland	(10) Jennifer Toolin McAuliffe
(05) Abigail P. Johnson	(11) Mark A. Murray
(06) Arthur E. Johnson

		FOR	AGAINST	ABSTAIN
2.	To approve an amended and restated management contract between the fund and FMR Co., Inc.	☐	☐	☐

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Signature (PLEASE SIGN WITHIN BOX)	Date	[Card Code prints here]	Signature (Joint Owners)	Date

Form of Proxy Card: [Insert Fund Name(s) here]

Fidelity Investments® (logo)			Vote this proxy card TODAY!

Your prompt response will save the expense

PO Box 673023			of additional mailings.
Dallas, TX 75267-3023

Vote by Internet, Touch-Tone Telephone, or Mail!

		LOG-ON:	Vote on the Internet at www.proxyvote.com/ proxy and follow the on-screen instructions.

		CALL:	To vote by phone call toll-free 1-877-296-4941 and follow the recorded instructions.

(right pointing arrow prints here)	[Control Number prints here in a box]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]	[Client Code prints here]

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Abigail P. Johnson, Jason P. Pogorelec, and Albert R. Gamper, Jr., or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on this proxy card which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on October 28, 2016 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

[Shareholder’s name and ad-	CONTINUED AND TO BE SIGNED
dress prints here]	ON REVERSE SIDE

[Card Code prints here]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED AS RECOMMENDED BY THE BOARD OF TRUSTEES.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

	THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:	☐	☐	☐

1.	To elect a Board of Trustees.	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominees(s) on the line above.

(01) Elizabeth S. Acton	(07) Michael E. Kenneally
(02) John Engler	(08) James H. Keyes
(03) Albert R. Gamper, Jr.	(09) Marie L. Knowles
(04) Robert F. Gartland	(10) Jennifer Toolin McAuliffe
(05) Abigail P. Johnson	(11) Mark A. Murray
(06) Arthur E. Johnson

THE BOARD OF TRUSTEES RECOMMENDS A VOTE AGAINST THE FOLLOWING:

		FOR	AGAINST	ABSTAIN
3.	A shareholder proposal requesting that the Board of Trustees institute procedures to prevent holding investments in companies that, in management’s judgment, substantially contribute to genocide or crimes against humanity.	☐	☐	☐

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person’s title.

Signature (PLEASE SIGN WITHIN BOX)	Date	[Card Code prints here]	Signature (Joint Owners)	Date